UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period :	June 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

July 11, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

About the fund

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The fund is not intended to outperform stocks and bonds during strong market rallies.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/17. See above and pages 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Dynamic Risk Allocation Fund

Robert J. Kea, CFA
Portfolio Manager

Bob is Co-Head of Global Asset Allocation at Putnam. He has an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Bob, what was the investment environment like during the 12-month reporting period ended May 31, 2017?

The period included some surprising geopolitical events and unusual market rallies as investors shrugged off occasional uncertainty while the overall global economy continued to produce stable growth. Near the beginning of the period, U.K. voters provided the first surprise by endorsing the “Brexit” referendum on withdrawal from the European Union and causing a temporary selloff in global stock markets. As concern over the immediate impacts of Brexit moderated, investors turned their attention to the November 2016 U.S. elections. Indicators suggested skittishness about a Trump victory in the months leading up to the election, but on news of the outcome, investors appeared to embrace expectations that the new Republican administration and Congress would usher in fiscal stimulus in the form of tax reform, infrastructure spending, and business deregulation. The second half of the reporting period saw ongoing support for risk assets as U.S. stocks continued to perform strongly, breaching historical highs.

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

For the 12-month period as a whole, the S&P 500 Index, a broad measure of the U.S. stock market results, returned 17.47% during the period, and U.S. small-cap stocks, as measured by the Russell 2000 Index, gained 20.36% as investors viewed Trump’s potential business-friendly policies as a possible boon to smaller companies. International stocks were more muted during the first half of the reporting period, partly in response to concerns about the impact of potential populist-driven trade protectionism in the United States and Europe. Overseas markets later rallied, lifting the MSCI EAFE Index [ND], which tracks stocks in international developed markets, 16.44% during the period.

How were the other risk allocations affected by the overall investment environment?

Credit markets benefited as investors maintained an appetite for risk. High-yield bonds performed especially well during the period, reflected by a rise of 14.96% for the annual period as measured by the JPMorgan Global High Yield Index. In contrast, interest-rate-sensitive fixed-income markets saw prices fall. U.S. rates increased substantially after the November election amid rising inflation expectations and anticipated interest-rate hikes by the Federal Reserve. Since, however, they have retraced much of their initial spike. The Fed raised the overnight rate a quarter of a percentage point in December 2016 and again in March 2017. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the broad investment-grade and rate-sensitive

6 Dynamic Risk Allocation Fund

fixed-income market, returned a muted 1.58% for the 12-month period.

Early in the 12-month period, commodity prices fell on lower demand. They then traded in a narrow range during the 12 months as energy prices stabilized, before ending down for the period as measured by the S&P GSCI Index, which represents the global commodities market.

How did the fund perform during the 12-month reporting period ended May 31, 2017?

Putnam Dynamic Risk Allocation Fund’s class A shares returned 9.18% excluding sales charges. This result compares with a return of 7.64% for the fund’s custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents a diverse exposure to stocks, bonds, and commodities. The fund allocates its assets across four different risk categories: equities, interest-rate-sensitive fixed-income, credit-sensitive fixed-income, and inflation-sensitive assets. The custom benchmark’s risk allocations comprise roughly 50% in global equities and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive high-yield bonds, and commodities and other inflation-sensitive instruments.

The fund’s positive return reflected the strong appetite for risk assets during the period, with a substantial portion of this gain supported by the solid performance of U.S. stocks and high-yield bonds. Within the fund’s inflation-sensitive risk allocation, which includes commodities exposure, results were more mixed. The fund also invests in U.S. TIPS, which are bonds issued by the Treasury that have a feature for adjusting

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

their coupons with the level of inflation. With inflation in the United States stable during the period, TIPS contributed to returns as well.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways — through asset allocation strategies and through active security selection within those allocations. Our asset allocation strategies during the 12-month reporting period benefited the fund. In particular, our preference for equities over rate-sensitive fixed-income securities was beneficial given the strength seen in equity markets. Within equity allocation, we also had exposure to small-cap stocks, which, given their relative strength, was a positive as well. The fund also benefited from an underweight allocation to commodities during the period.

Security selection was also positive for the 12-month period. Strategic global macro positions helped boost portfolio returns, as did specific security selection within international equities and commodities.

In fixed income, we diversified our holdings by maintaining exposure to residential mortgage-backed securities [RMBS] and commercial mortgage-backed securities [CMBS] in addition to issues that are defined strictly by their duration, or sensitivity to changes in interest rates. This selection decision was helpful to the fund’s relative performance, as was an active currency strategy in which we moved into and out of various world currencies during the period, depending on their relative attractiveness.

Did you make any major strategy shifts during the period?

We became somewhat more optimistic in our view of stocks during the period, based more on fundamentals than election results. Within the United States it has become increasingly evident, in our view, that it will likely take some time for political leaders to work out an economic stimulus program, and we believe this could dampen what have been strong recent returns from risk assets. With that in mind, we will keep a close eye on our allocations to those areas. How the

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

markets digest ongoing divergence in global interest-rate policy will help determine our fixed-income selections and future portfolio positioning decisions, in our view.

How were derivatives used during the reporting period?

We can use a variety of derivatives to implement certain strategies or positions within the portfolio; however, evaluating performance of derivatives alone does not provide meaningful insight into the performance of strategies or positions. The fund’s performance was positively affected by the use of futures contracts to manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Total return swaps also provided positive results being used to hedge sector exposure; generate additional income for the portfolio; and manage and gain exposure to specific sectors, securities, baskets of securities, markets, countries, and industries.

Detractors from performance included options written and purchased to hedge duration and convexity, hedge and isolate prepayment risk, and gain exposure to interest rates. In addition, options strategies — implemented to hedge against changes in the values of securities that the fund owned or expected to own, generate additional income for the portfolio, enhance returns on securities owned, gain exposure to securities, and manage downside risks — also had negative results. In addition, interest-rate swaps used to help hedge against interest-rate and prepayment risks, as well as to gain exposure to interest rates, detracted from performance.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

What is your outlook over the next several months of 2017?

The 12-month period showed that the global economy is strong enough to perform well against an evolving backdrop of political uncertainties, suggesting that the environment may remain favorable for risk assets in the near term, in our view. With tax reform and trade policy legislation slow to develop in the United States, investor hopes for quick legislative stimulus appeared to be waning at the end of the reporting period. At the same time, in our view, global growth looks solid, if not accelerating; consumer confidence remains high; and markets are behaving much as we would expect. In Europe, populist candidates that advocate disrupting trade relationships have mostly failed to gain traction, including most recently in France. We will continue to monitor ongoing elections there, as well as the “Brexit” negotiations between the United Kingdom and the European Union.

In the United States, the Fed has shifted its focus and indicated that it may begin to sell off bonds it purchased during years of quantitative easing. This process would likely push interest rates higher, in our view. How markets may react to this and how much the Fed raises rates directly going forward remains to be seen, but we believe interest-sensitive fixed-income securities would remain under pressure in this scenario. After a strong period of U.S. stock returns, we believe markets outside the United States may provide relative opportunity.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

10 Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (9/19/11)
Before sales charge	27.82%	4.40%	23.19%	4.26%	4.12%	1.35%	9.18%

After sales charge	20.47	3.32	16.10	3.03	–1.87	–0.63	2.90

Class B (9/19/11)
Before CDSC	22.46	3.62	18.67	3.48	1.74	0.58	8.41

After CDSC	21.46	3.47	16.67	3.13	–1.08	–0.36	3.41

Class C (9/19/11)
Before CDSC	22.50	3.63	18.69	3.49	1.74	0.58	8.42

After CDSC	22.50	3.63	18.69	3.49	1.74	0.58	7.42

Class M (9/19/11)
Before sales charge	24.25	3.88	20.18	3.74	2.52	0.83	8.63

After sales charge	19.91	3.24	15.97	3.01	–1.06	–0.36	4.83

Class R (9/19/11)
Net asset value	26.01	4.14	21.64	4.00	3.30	1.09	8.92

Class R6 (7/2/12)
Net asset value	30.37	4.76	25.33	4.62	5.18	1.70	9.65

Class Y (9/19/11)
Net asset value	29.81	4.69	24.80	4.53	4.97	1.63	9.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Dynamic Risk Allocation Fund 11

Comparative index returns For periods ended 5/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Putnam Dynamic
Risk Allocation	30.56%	4.79%	28.75%	5.18%	1.11%	0.37%	7.64%
Blended Index*

Lipper Alternative
Global Macro
Funds category	21.46	3.30	19.65	3.50	2.10	0.59	6.66
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/17 , there were 305, 264, 193, and 172 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,246 ($12,146 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $12,250, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,991. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,601, $13,037, and $12,981, respectively.

12 Dynamic Risk Allocation Fund

Fund price and distribution information For the 12-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.248		$0.159	$0.151	$0.204		$0.180	$0.291	$0.277

Capital gains	—		—	—	—		—	—	—

Total	$0.248		$0.159	$0.151	$0.204		$0.180	$0.291	$0.277

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

5/31/16	$10.28	$10.91	$10.08	$10.09	$10.27	$10.64	$10.21	$10.26	$10.30

5/31/17	10.96	11.63	10.76	10.78	10.94	11.34	10.93	10.94	10.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (9/19/11)
Before sales charge	26.77%	4.19%	19.26%	3.59%	2.20%	0.73%	6.42%

After sales charge	19.48	3.13	12.40	2.37	–3.68	–1.24	0.30

Class B (9/19/11)
Before CDSC	21.33	3.40	14.87	2.81	–0.16	–0.05	5.63

After CDSC	20.33	3.25	12.87	2.45	–2.93	–0.99	0.63

Class C (9/19/11)
Before CDSC	21.37	3.41	14.89	2.81	–0.16	–0.05	5.64

After CDSC	21.37	3.41	14.89	2.81	–0.16	–0.05	4.64

Class M (9/19/11)
Before sales charge	23.12	3.66	16.24	3.05	0.55	0.18	5.88

After sales charge	18.81	3.03	12.17	2.32	–2.97	–1.00	2.18

Class R (9/19/11)
Net asset value	24.97	3.93	17.87	3.34	1.39	0.46	6.15

Class R6 (7/2/12)
Net asset value	29.30	4.55	21.34	3.94	3.25	1.07	6.87

Class Y (9/19/11)
Net asset value	28.63	4.45	20.72	3.84	2.86	0.94	6.60

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Dynamic Risk Allocation Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/16*‡	1.14%	1.89%	1.89%	1.64%	1.39%	0.76%	0.89%

Total annual operating expenses for the
fiscal year ended 5/31/16‡	1.35%	2.10%	2.10%	1.85%	1.60%	0.97%	1.10%

Annualized expense ratio for the
six-month period ended 5/31/17†	1.13%	1.88%	1.88%	1.63%	1.38%	0.76%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.83	$9.68	$9.69	$8.40	$7.12	$3.93	$4.55

Ending value (after expenses)	$1,070.90	$1,066.20	$1,066.30	$1,067.60	$1,069.30	$1,072.40	$1,072.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.69	$9.45	$9.45	$8.20	$6.94	$3.83	$4.43

Ending value (after expenses)	$1,019.30	$1,015.56	$1,015.56	$1,016.80	$1,018.05	$1,021.14	$1,020.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate

Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate

Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury

Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND),

16 Dynamic Risk Allocation Fund

this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P Goldman Sachs Commodity Index.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Risk Allocation Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 11, 2017

Dynamic Risk Allocation Fund 21

The fund’s portfolio 5/31/17

COMMON STOCKS (43.8%)*	Shares	Value

Basic materials (2.0%)

Anhui Conch Cement Co., Ltd. (China)	25,500	$84,590

Asahi Kasei Corp. (Japan)	9,000	86,506

BASF SE (Germany)	3,119	293,752

Boliden AB (Sweden)	5,338	146,111

China Lesso Group Holdings, Ltd. (China)	92,000	70,365

China Railway Construction Corp., Ltd. (China)	83,000	113,968

CIMIC Group, Ltd. (Australia)	5,293	159,285

Covestro AG (Germany)	908	67,912

Evonik Industries AG (Germany)	4,952	170,528

Fortescue Metals Group, Ltd. (Australia)	8,671	31,249

Hitachi Chemical Co., Ltd. (Japan)	2,200	60,686

Hitachi Metals, Ltd. (Japan)	1,100	14,650

HOCHTIEF AG (Germany) †	197	36,238

Kajima Corp. (Japan)	5,000	38,420

Kuraray Co., Ltd. (Japan)	3,900	70,112

Lotte Chemical Corp. (South Korea)	420	135,236

Mitsubishi Chemical Holdings Corp. (Japan)	11,700	88,582

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,900	39,184

Mitsubishi Materials Corp. (Japan)	600	16,930

PTT Global Chemical PCL (Thailand)	71,500	149,046

Rio Tinto PLC (United Kingdom)	1,727	69,035

Rio Tinto, Ltd. (Australia)	389	18,155

Sappi, Ltd. (South Africa)	13,970	102,908

Sherwin-Williams Co. (The)	1,783	591,546

Shin-Etsu Chemical Co., Ltd. (Japan)	600	53,808

Siam Cement PCL (The) (Thailand)	9,500	146,154

Sinopec Shanghai Petrochemical Co., Ltd. (China)	186,000	109,320

Skanska AB (Sweden)	7,359	175,182

Sonoco Products Co.	1,582	80,223

Taisei Corp. (Japan)	10,000	85,418

UPM-Kymmene OYJ (Finland)	3,830	107,991

voestalpine AG (Austria)	1,016	46,001

		3,459,091

Capital goods (2.7%)

ACS Actividades de Construccion y Servicios SA (Spain)	4,749	189,732

Atlas Copco AB Class A (Sweden)	1,295	47,918

Avery Dennison Corp.	2,316	195,146

Berry Plastics Group, Inc. †	1,938	112,385

BWX Technologies, Inc.	2,136	103,810

China Railway Group, Ltd. (China)	138,000	114,402

Daikin Industries, Ltd. (Japan)	100	9,801

General Dynamics Corp.	2,432	494,304

HEICO Corp.	508	37,699

Honeywell International, Inc.	5,509	732,642

Huntington Ingalls Industries, Inc.	348	68,142

JTEKT Corp (Japan)	3,000	45,047

L3 Technologies, Inc.	1,739	293,178

Mitsubishi Electric Corp. (Japan)	5,600	77,212

22 Dynamic Risk Allocation Fund

COMMON STOCKS (43.8%)* cont.	Shares	Value

Capital goods cont.

Northrop Grumman Corp.	2,772	$718,558

NSK, Ltd. (Japan)	3,900	46,483

Raytheon Co.	4,794	786,264

Republic Services, Inc.	2,789	177,408

Sumitomo Heavy Industries, Ltd. (Japan)	4,000	26,077

United Tractors Tbk PT (Indonesia)	51,400	107,180

Waste Management, Inc.	4,722	344,281

		4,727,669

Communication services (1.7%)

AT&T, Inc.	7,141	275,143

BT Group PLC (United Kingdom)	14,889	59,383

China Mobile, Ltd. (China)	3,500	38,829

Equinix, Inc. R	250	110,253

Eutelsat Communications SA (France)	732	18,830

Juniper Networks, Inc.	19,545	573,255

KDDI Corp. (Japan)	2,900	80,284

LG Uplus Corp. (South Korea)	12,118	175,341

Nippon Telegraph & Telephone Corp. (Japan)	5,000	239,639

NTT DoCoMo, Inc. (Japan)	3,600	88,318

Orange SA (France)	4,759	83,612

PCCW, Ltd. (Hong Kong)	11,000	6,409

SK Telecom Co., Ltd. (South Korea)	657	148,758

Sky PLC (United Kingdom)	12,264	156,593

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	518,000	169,167

Telkom SA SOC, Ltd. (South Africa)	25,251	141,995

Telstra Corp., Ltd. (Australia)	55,471	181,358

Verizon Communications, Inc.	9,940	463,602

		3,010,769

Conglomerates (0.4%)

Danaher Corp.	9,223	783,402

		783,402

Consumer cyclicals (5.8%)

Adecco Group AG (Switzerland)	2,660	198,288

Alfa SAB de CV (Mexico)	19,500	28,122

Amazon.com, Inc. †	39	38,790

Aramark	1,432	53,356

Aristocrat Leisure, Ltd. (Australia)	6,024	97,580

Asahi Glass Co., Ltd. (Japan)	3,000	24,488

Automatic Data Processing, Inc.	6,014	615,653

Berkeley Group Holdings PLC (The) (United Kingdom)	261	10,949

Carnival PLC (United Kingdom)	3,240	207,477

CBS Corp. Class B (non-voting shares)	10,961	669,827

CDK Global, Inc.	3,300	202,818

China Dongxiang Group Co., Ltd. (China)	119,000	21,227

Dai Nippon Printing Co., Ltd. (Japan)	7,000	77,806

Dixons Carphone PLC (United Kingdom)	2,878	12,185

Ecolab, Inc.	1,296	172,161

Electrolux AB Ser. B (Sweden)	2,581	82,882

Euronet Worldwide, Inc. †	1,059	92,377

Dynamic Risk Allocation Fund 23

COMMON STOCKS (43.8%)* cont.	Shares	Value

Consumer cyclicals cont.

Fiat Chrysler Automobiles NV (Italy) †	8,040	$84,402

Fuji Heavy Industries, Ltd. (Japan)	1,700	57,485

Genting Bhd (Malaysia)	41,100	95,740

Great Wall Motor Co., Ltd. (China)	54,500	58,259

Hakuhodo DY Holdings, Inc. (Japan)	1,700	22,488

Hankook Tire Co., Ltd. (South Korea)	873	47,486

Harvey Norman Holdings, Ltd. (Australia)	25,615	71,755

Hasbro, Inc.	1,328	139,785

Hino Motors, Ltd. (Japan)	1,900	23,074

Home Depot, Inc. (The)	754	115,747

Host Hotels & Resorts, Inc. R	10,750	193,393

Imperial Holdings, Ltd. (South Africa)	2,951	37,352

Industrivarden AB Class A (Sweden)	3,495	87,904

ISS A/S (Denmark)	1,546	64,091

Itausa — Investimentos Itau SA (Preference) (Brazil)	2,700	7,468

John Wiley & Sons, Inc. Class A	403	20,432

Kimberly-Clark Corp.	5,942	770,856

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	20,200	40,084

Kingfisher PLC (United Kingdom)	40,256	168,622

Lagardere SCA (France)	889	27,942

Lear Corp.	1,340	199,714

Lowe’s Cos., Inc.	8,130	640,400

Marks & Spencer Group PLC (United Kingdom)	19,013	93,702

Marriott International, Inc./MD Class A	350	37,678

Mazda Motor Corp. (Japan)	3,600	49,084

Namco Bandai Holdings, Inc. (Japan)	1,300	46,424

Naspers, Ltd. Class N (South Africa)	89	18,428

News Corp. Class B	1,666	22,824

NVR, Inc. †	100	228,238

Peugeot SA (France)	4,974	98,061

Priceline Group, Inc. (The) †	95	178,324

Qualicorp SA (Brazil)	11,700	101,310

Randstad Holding NV (Netherlands)	941	54,439

RELX PLC (United Kingdom)	2,893	61,988

Renault SA (France) †	931	86,899

Ross Stores, Inc.	6,933	443,157

RTL Group SA (Belgium)	844	65,685

Scotts Miracle-Gro Co. (The) Class A	857	74,225

ServiceMaster Global Holdings, Inc. †	3,986	150,671

Smiles SA (Brazil)	8,100	157,697

Suzuki Motor Corp. (Japan)	300	14,126

TABCORP Holdings, Ltd. (Australia)	33,384	113,611

Taylor Wimpey PLC (United Kingdom)	30,705	80,350

TJX Cos., Inc. (The)	9,003	677,116

Toppan Printing Co., Ltd. (Japan)	8,000	88,126

TUI AG (Germany)	1,835	28,324

Twenty-First Century Fox, Inc.	4,035	109,429

Valeo SA (France)	1,565	108,946

Vantiv, Inc. Class A †	4,071	255,333

24 Dynamic Risk Allocation Fund

COMMON STOCKS (43.8%)* cont.	Shares	Value

Consumer cyclicals cont.

Walt Disney Co. (The)	6,851	$739,497

William Hill PLC (United Kingdom)	27,779	102,830

Wolters Kluwer NV (Netherlands)	1,937	84,970

World Fuel Services Corp.	1,718	60,714

WPP PLC (United Kingdom)	5,192	116,667

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	9,500	37,853

		10,167,191

Consumer staples (4.1%)

Altria Group, Inc.	13,305	1,003,729

Ashtead Group PLC (United Kingdom)	4,644	93,703

Beiersdorf AG (Germany)	226	24,271

British American Tobacco PLC (United Kingdom)	3,389	241,471

Coca-Cola Amatil, Ltd. (Australia)	24,438	169,602

Colgate-Palmolive Co.	302	23,061

ConAgra Foods, Inc.	3,934	151,616

CVS Health Corp.	6,679	513,148

Graham Holdings Co. Class B	67	40,120

Gruma SAB de CV Class B (Mexico)	10,179	132,448

Hanwha Corp. (South Korea)	2,530	108,128

Hershey Co. (The)	3,050	351,574

Indofood Sukses Makmur Tbk PT (Indonesia)	74,100	48,677

ITOCHU Corp. (Japan)	14,700	208,786

J Sainsbury PLC (United Kingdom)	27,964	101,245

J.M. Smucker Co. (The)	2,821	360,665

Kao Corp. (Japan)	4,100	258,513

Koninklijke Ahold Delhaize NV (Netherlands)	8,458	186,510

Liberty Expedia Holdings, Inc. Class A †	550	28,694

Marine Harvest ASA (Norway)	5,317	93,134

McDonald’s Corp.	6,297	950,154

METRO AG (Germany)	5,812	194,561

Nestle SA (Switzerland)	1,878	160,257

PepsiCo, Inc.	546	63,811

Pinnacle Foods, Inc.	3,252	202,632

Pool Corp.	660	78,626

Procter & Gamble Co. (The)	2,718	239,429

Recruit Holdings Co., Ltd. (Japan)	300	15,901

Sao Martinho SA (Brazil)	5,700	31,706

Sysco Corp.	7,328	399,816

Tate & Lyle PLC (United Kingdom)	12,627	120,067

Toyota Tsusho Corp. (Japan)	4,100	125,684

Ulta Salon, Cosmetics & Fragrance, Inc. †	345	105,170

Unilever PLC (United Kingdom)	175	9,767

US Foods Holding Corp. †	853	25,556

Walgreens Boots Alliance, Inc.	1,224	99,168

WH Group, Ltd. (Hong Kong)	121,000	113,352

Wilmar International, Ltd. (Singapore)	16,400	41,959

WM Morrison Supermarkets PLC (United Kingdom)	24,771	78,578

Wolseley PLC (United Kingdom)	341	22,451

		7,217,740

Dynamic Risk Allocation Fund 25

COMMON STOCKS (43.8%)* cont.	Shares	Value

Energy (1.8%)

Baker Hughes, Inc.	8,552	$471,643

Exxon Mobil Corp.	9,997	804,759

Halcon Resources Corp. †	3,109	18,903

Innogy SE (Germany)	1,003	41,159

Marathon Petroleum Corp.	7,633	397,221

OMV AG (Austria)	5,278	275,137

Phillips 66	2,300	175,053

Repsol SA (Spain)	12,951	216,991

Royal Dutch Shell PLC Class B (United Kingdom)	4,208	116,216

SandRidge Energy, Inc. †	1,296	25,648

SK Innovation Co., Ltd. (South Korea)	654	98,719

Surgutneftegas OJSC ADR (Russia)	25,346	131,799

Tervita Corp. Class A (Canada)	63	396

Total SA (France)	6,395	339,579

Triangle USA Petroleum Corp. F	448	6,164

Vestas Wind Systems A/S (Denmark)	988	87,811

		3,207,198

Financials (11.6%)

3i Group PLC (United Kingdom)	25,083	289,248

AerCap Holdings NV (Ireland) †	600	26,412

Aflac, Inc.	6,491	489,292

AGNC Investment Corp. R	15,324	318,586

Agree Realty Corp. R	1,053	47,943

Agricultural Bank of China, Ltd. (China)	360,000	174,628

Alexandria Real Estate Equities, Inc. R	865	100,928

Allianz SE (Germany)	1,580	303,329

Allstate Corp. (The)	5,974	515,795

American Homes 4 Rent R	4,862	109,249

Annaly Capital Management, Inc. R	22,252	266,579

Apple Hospitality REIT, Inc. R	2,745	51,386

Aspen Insurance Holdings, Ltd.	1,021	51,867

Assured Guaranty, Ltd.	1,500	58,590

AvalonBay Communities, Inc. R	1,518	290,302

AXA SA (France)	6,024	160,650

Banco do Brasil SA (Brazil)	9,100	79,697

Banco Santander SA (Spain)	18,302	118,855

Bank Negara Indonesia Persero Tbk PT (Indonesia)	209,000	102,774

Bank of China, Ltd. (China)	235,000	117,612

Bank of Communications Co., Ltd. (China)	162,000	125,566

Barratt Developments PLC (United Kingdom)	10,433	82,335

Berkshire Hathaway, Inc. Class B †	2,637	435,843

BNP Paribas SA (France)	2,692	189,971

Boston Properties, Inc. R	1,791	217,284

Brandywine Realty Trust R	2,726	47,514

Broadridge Financial Solutions, Inc.	898	68,149

Camden Property Trust R	1,878	156,456

Chimera Investment Corp. R	7,072	131,539

China Cinda Asset Management Co., Ltd. (China)	267,000	101,077

China Construction Bank Corp. (China)	274,000	226,442

26 Dynamic Risk Allocation Fund

COMMON STOCKS (43.8%)* cont.	Shares	Value

Financials cont.

China Huarong Asset Management Co., Ltd. (China) †	42,000	$17,086

Chongqing Rural Commercial Bank Co., Ltd. (China)	100,000	68,399

CIFI Holdings Group Co., Ltd. (China)	54,000	21,136

CME Group, Inc.	3,569	418,608

CoreLogic, Inc. †	2,238	96,905

Corporate Office Properties Trust R	2,607	87,934

Credit Agricole SA (France)	6,800	104,193

Daiwa Securities Group, Inc. (Japan)	5,000	30,406

DGB Financial Group, Inc. (South Korea)	5,534	56,843

Digital Realty Trust, Inc. R	2,024	239,217

DNB ASA (Norway)	6,056	102,566

DuPont Fabros Technology, Inc. R	2,560	139,853

Easterly Government Properties, Inc. R	1,393	27,665

EastGroup Properties, Inc. R	1,125	91,620

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) † R	64,863	56,076

Empire State Realty Trust, Inc. Class A R	2,066	42,973

EPR Properties R	3,093	219,325

Equity Commonwealth † R	1,572	48,921

Equity Lifestyle Properties, Inc. R	1,135	95,794

Equity Residential Trust R	9,967	648,752

Essex Property Trust, Inc. R	886	227,631

Extra Space Storage, Inc. R	1,463	113,339

Forest City Realty Trust, Inc. Class A R	2,341	53,305

Four Corners Property Trust, Inc. R	2,689	66,203

Fubon Financial Holding Co., Ltd. (Taiwan)	101,000	153,956

Fukuoka Financial Group, Inc. (Japan)	11,000	49,463

Gaming and Leisure Properties, Inc. R	4,551	167,067

Getty Realty Corp. R	922	23,188

GGP, Inc. R	7,264	161,842

Guangzhou R&F Properties Co., Ltd. (China)	83,200	134,528

HCP, Inc. R	5,851	183,370

Hersha Hospitality Trust R	1,906	35,471

Highwealth Construction Corp. (Taiwan)	11,000	18,157

Highwoods Properties, Inc. R	4,203	211,831

HSBC Holdings PLC (United Kingdom)	5,429	47,258

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,320	44,507

Industrial & Commercial Bank of China, Ltd. (China)	366,000	244,703

Industrial Bank of Korea (South Korea)	20,775	239,369

Intercontinental Exchange, Inc.	870	52,365

Investor AB Class B (Sweden)	5,133	237,297

Itau Unibanco Holding SA ADR (Preference) (Brazil)	6,976	76,108

JPMorgan Chase & Co.	12,873	1,057,517

KB Financial Group, Inc. (South Korea)	252	12,064

Kerry Properties, Ltd. (Hong Kong)	20,000	70,709

Kimco Realty Corp. R	6,069	106,450

Lamar Advertising Co. Class A R	1,993	139,530

Liberty Property Trust R	5,104	209,723

Macerich Co. (The) R	2,026	116,313

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	28,400	29,411

Dynamic Risk Allocation Fund 27

COMMON STOCKS (43.8%)* cont.	Shares	Value

Financials cont.

Mapfre SA (Spain)	15,308	$54,443

MFA Financial, Inc. R	8,985	74,755

Mid-America Apartment Communities, Inc. R	1,475	150,362

Mitsubishi UFJ Financial Group, Inc. (Japan)	34,100	212,729

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	16,100	82,135

Mizuho Financial Group, Inc. (Japan)	129,800	225,963

Monmouth Real Estate Investment Corp. R	1,594	23,272

MRV Engenharia e Participacoes SA (Brazil)	19,600	78,438

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	853	168,407

New World Development Co., Ltd. (Hong Kong)	81,000	100,827

NN Group NV (Netherlands)	4,862	174,775

Nomura Real Estate Holdings, Inc. (Japan)	2,000	43,088

Old Mutual PLC (South Africa)	55,489	134,553

ORIX Corp. (Japan)	10,700	168,881

Park Hotels & Resorts, Inc. R	1,418	36,499

Partners Group Holding AG (Switzerland)	133	81,499

People’s Insurance Co. Group of China, Ltd. (China)	218,000	93,997

Persimmon PLC (United Kingdom)	2,546	80,534

PNC Financial Services Group, Inc. (The)	6,432	763,478

Popular, Inc. (Puerto Rico)	1,660	61,752

Prologis, Inc. R	5,599	310,968

PS Business Parks, Inc. R	630	79,556

Public Storage R	1,492	321,302

Quality Care Properties, Inc. † R	3,285	55,582

Realty Income Corp. R	463	25,433

Reinsurance Group of America, Inc.	975	121,397

Resona Holdings, Inc. (Japan)	27,400	140,204

Retail Properties of America, Inc. Class A R	6,791	83,529

Sberbank of Russia PJSC ADR (Russia)	8,180	91,207

Sekisui Chemical Co., Ltd. (Japan)	3,500	61,499

Shinhan Financial Group Co., Ltd. (South Korea)	1,647	72,744

Simon Property Group, Inc. R	2,701	416,629

Societe Generale SA (France)	3,657	191,725

Spirit Realty Capital, Inc. R	13,594	98,285

Starwood Property Trust, Inc. R	6,532	143,835

Sumitomo Mitsui Financial Group, Inc. (Japan)	6,700	240,414

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,600	54,176

Summit Hotel Properties, Inc. R	3,810	68,199

Sun Hung Kai Properties, Ltd. (Hong Kong)	5,000	73,981

SunTrust Banks, Inc.	4,867	259,752

Swiss Life Holding AG (Switzerland)	580	193,483

Swiss Re AG (Switzerland)	2,516	229,377

Tanger Factory Outlet Centers, Inc. R	3,031	78,988

Travelers Cos., Inc. (The)	2,627	327,981

Two Harbors Investment Corp. R	8,769	87,515

U.S. Bancorp	6,155	313,228

Vornado Realty Trust R	2,144	197,677

Voya Financial, Inc.	5,303	181,257

28 Dynamic Risk Allocation Fund

COMMON STOCKS (43.8%)* cont.	Shares	Value

Financials cont.

Weingarten Realty Investors R	3,004	$90,390

Welltower, Inc. R	3,815	276,740

Wharf Holdings, Ltd. (The) (Hong Kong)	5,000	42,541

Wheelock and Co., Ltd. (Hong Kong)	17,000	127,186

Woori Bank (South Korea)	4,008	54,772

WP Carey, Inc. R	2,061	134,439

		20,409,223

Health care (4.6%)

Alfresa Holdings Corp. (Japan)	800	15,429

Astellas Pharma, Inc. (Japan)	6,800	85,867

AstraZeneca PLC (United Kingdom)	1,501	101,224

Baxter International, Inc.	1,327	78,704

Bayer AG (Germany)	2,243	297,573

Bio-Rad Laboratories, Inc. Class A †	595	132,971

Charles River Laboratories International, Inc. †	683	62,870

DaVita Inc. †	331	21,932

Fresenius SE & Co. KGaA (Germany)	438	37,497

GlaxoSmithKline PLC (United Kingdom)	15,423	338,516

Humana, Inc.	3,218	747,413

Intuitive Surgical, Inc. †	37	33,843

Johnson & Johnson	10,821	1,387,793

Medipal Holdings Corp. (Japan)	3,700	68,087

Merck & Co., Inc.	6,335	412,472

Mitsubishi Tanabe Pharma Corp. (Japan)	4,800	106,749

Novartis AG (Switzerland)	2,035	166,616

Omega Healthcare Investors, Inc. R S	3,890	121,835

Pfizer, Inc.	31,881	1,040,915

Richter Gedeon Nyrt (Hungary)	5,963	152,423

Roche Holding AG (Switzerland)	1,644	451,164

Sanofi (France)	3,541	350,721

Taro Pharmaceutical Industries, Ltd. (Israel) †	181	19,296

Thermo Fisher Scientific, Inc.	362	62,550

UnitedHealth Group, Inc.	4,514	790,763

Ventas, Inc. R	2,677	177,994

WellCare Health Plans, Inc. †	1,104	189,667

Zoetis, Inc.	10,144	631,768

		8,084,652

Technology (6.3%)

Adobe Systems, Inc. †	2,523	357,913

Alibaba Group Holding, Ltd. ADR (China) † S	1,021	125,032

Alphabet, Inc. Class A †	547	539,938

Amadeus IT Holding SA Class A (Spain)	4,214	245,447

Amdocs, Ltd.	1,496	96,911

Apple, Inc.	6,189	945,432

Applied Materials, Inc.	18,195	834,787

AtoS SE (France)	1,645	235,978

AU Optronics Corp. (Taiwan)	30,000	11,719

Cisco Systems, Inc.	630	19,864

CommerceHub, Inc. Ser. C †	2,488	42,744

Dynamic Risk Allocation Fund 29

COMMON STOCKS (43.8%)* cont.	Shares	Value

Technology cont.

Corning, Inc.	5,243	$152,571

Dell Technologies, Inc. Class V †	1,609	111,649

eBay, Inc. †	22,073	757,104

F5 Networks, Inc. †	3,850	493,301

Fidelity National Information Services, Inc.	5,140	441,372

Fiserv, Inc. †	2,605	326,354

Foxconn Technology Co., Ltd. (Taiwan)	47,000	133,129

Fujitsu, Ltd. (Japan)	1,000	7,294

Genpact, Ltd.	2,842	77,643

Harris Corp.	2,738	307,094

Hon Hai Precision Industry Co., Ltd. (Taiwan)	79,000	270,521

Hoya Corp. (Japan)	1,500	73,869

Intuit, Inc.	5,812	817,400

Microsoft Corp.	5,066	353,809

Mixi, Inc. (Japan)	700	43,928

NetApp, Inc.	7,164	290,070

NetEase, Inc. ADR (China)	439	125,018

Otsuka Corp. (Japan)	800	49,192

Paychex, Inc.	4,888	289,516

Samsung Electronics Co., Ltd. (South Korea)	402	802,492

SK Hynix, Inc. (South Korea)	1,914	97,444

Synopsys, Inc. †	2,998	224,460

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	5,600	198,016

Tencent Holdings, Ltd. (China)	6,800	233,515

Texas Instruments, Inc.	10,412	858,886

Tripod Technology Corp. (Taiwan)	15,000	44,632

Yahoo!, Inc. †	3,190	160,521

		11,196,565

Transportation (1.0%)

Aena SA (Spain)	120	24,224

AirAsia Bhd (Malaysia)	78,900	54,935

ANA Holdings, Inc. (Japan)	33,000	108,133

Central Japan Railway Co. (Japan)	1,200	196,497

Deutsche Lufthansa AG (Germany)	857	16,650

Deutsche Post AG (Germany)	6,325	231,025

easyJet PLC (United Kingdom)	809	14,739

Eva Airways Corp. (Taiwan)	81,000	39,586

International Consolidated Airlines Group SA (Spain)	4,796	37,384

Japan Airlines Co., Ltd. (Japan)	700	20,510

Landstar System, Inc.	922	77,033

MISC Bhd (Malaysia)	35,800	62,734

Norfolk Southern Corp.	6,002	744,428

Qantas Airways, Ltd. (Australia)	29,678	110,482

Royal Mail PLC (United Kingdom)	21,011	119,494

		1,857,854

Utilities and power (1.8%)

American Electric Power Co., Inc.	4,341	311,597

Centrica PLC (United Kingdom)	75,041	196,564

Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	5,800	51,979

30 Dynamic Risk Allocation Fund

COMMON STOCKS (43.8%)* cont.	Shares	Value

Utilities and power cont.

CPFL Energia SA (Brazil)	3,800	$30,873

E.ON SE (Germany)	12,285	107,477

Edison International	4,774	389,415

Endesa SA (Spain)	4,123	102,890

Enel SpA (Italy)	47,899	256,015

Gas Natural SDG SA (Spain)	679	17,101

Great Plains Energy, Inc.	12,126	348,380

Iberdrola SA (Spain)	4,620	36,838

Kinder Morgan, Inc.	24,518	459,958

Korea Electric Power Corp. (South Korea)	1,114	42,486

PG&E Corp.	6,773	463,138

Southern Co. (The)	2,719	137,609

Tenaga Nasional Bhd (Malaysia)	50,700	163,235

Tohoku Electric Power Co., Inc. (Japan)	4,100	60,861

		3,176,416

Total common stocks (cost $67,267,922)		$77,297,770

	Principal
CORPORATE BONDS AND NOTES (25.7%)*	amount	Value

Basic materials (2.3%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$50,000	$53,125

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	10,000	11,267

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	55,000	59,847

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	10,000	9,950

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	25,000	28,000

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	114,000	117,599

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	80,000	86,400

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	65,000	79,300

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	65,000	67,925

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	85,000	88,188

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	70,000	81,200

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	45,000	46,688

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	55,000	56,238

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	70,000	71,225

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	69,000	74,865

Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	30,000	31,200

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	50,000	55,375

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	40,000	42,696

Dynamic Risk Allocation Fund 31

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Basic materials cont.

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	$80,000	$78,600

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	31,350

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	70,000	72,421

E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN 1.70%, 5/1/20	50,000	50,249

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	20,000	20,698

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	15,000	15,713

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	60,000	62,850

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	5,000	4,675

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	30,000	31,050

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	55,000	57,613

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	115,000	131,100

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	116,000	121,157

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	79,000	79,251

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	15,000	16,181

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	25,000	26,860

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	112,000	118,720

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	37,000	37,879

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	56,750

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	60,000	69,450

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	30,000	31,575

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	45,000	45,563

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	55,000	58,988

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	15,000	15,600

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	30,000	28,907

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	60,000	68,408

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	35,000	35,788

New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	15,000	15,375

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	95,000	101,707

NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	56,000	56,070

32 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Basic materials cont.

NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	$34,000	$34,085

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	70,000	72,450

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	40,000	42,100

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	5,000	5,575

Park-Ohio Industries, Inc. 144A company guaranty sr. unsec. notes
6.625%, 4/15/27	55,000	57,406

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	10,000	11,088

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	40,000	44,000

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	20,000	21,050

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	16,163

Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	30,000	30,330

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	55,000	64,625

Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	20,000	20,350

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	120,000	124,380

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	31,763

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	33,000	34,114

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	20,000	20,900

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	20,000	19,675

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	11,538

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	60,000	60,750

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	10,000	10,100

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	40,000	41,550

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	60,000	62,700

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	25,000	26,125

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	50,000	52,375

USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	40,000	40,400

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	50,000	53,000

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	40,000	38,800

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Basic materials cont.

Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	$150,000	$149,666

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	60,000	82,963

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	32,000	44,406

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	85,000	91,694

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	45,000	50,850

		4,068,607

Capital goods (1.4%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	95,000	97,494

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	10,000	11,025

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,435

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	25,000	25,750

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	30,000	30,600

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	25,000	26,656

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	20,000	20,850

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	50,000	52,400

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	70,000	77,788

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	80,000	88,000

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	145,000	147,409

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	40,600

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	155,000	157,713

Great Lakes Dredge & Dock Corp. 144A company guaranty sr.
unsec. notes 8.00%, 5/15/22	65,000	65,975

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	80,000	98,863

Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	35,000	37,272

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	40,000	42,099

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	80,000	84,406

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	10,000	10,309

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	15,000	19,726

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	115,000	133,400

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	100,000	100,750

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	15,000	16,229

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Capital goods cont.

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	$15,000	$15,652

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	55,000	57,338

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	67,925

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	135,000	140,569

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.658%, 7/15/21	55,000	56,100

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	55,000	59,193

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	46,000	47,816

Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	10,000	10,425

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	55,000	57,475

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	25,000	25,281

TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	135,000	143,438

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	35,000	35,875

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	25,000	26,000

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	20,000	20,700

United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	205,000	205,513

		2,391,049

Communication services (2.4%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	200,000	212,750

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	40,000	38,390

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	85,000	88,234

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	67,000	64,539

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	68,000	66,888

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	145,000	145,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	195,000	201,825

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	35,000	36,996

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	85,000	91,163

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	15,000	16,031

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	25,000	26,297

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	80,000	85,500

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	15,000	15,900

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	60,000	61,200

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Communication services cont.

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	$10,000	$10,206

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	87,000	104,128

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	43,000	46,671

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A company guaranty sr.
bonds 5.375%, 5/1/47	76,000	79,648

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,710

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	30,000	41,762

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	85,000	111,475

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	45,000	46,564

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	5,038

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	40,000	42,508

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	25,000	27,357

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	45,000	45,424

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	135,000	137,869

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	160,000	176,800

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	16,000	23,835

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	40,000	42,600

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	25,000	23,375

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	65,000	63,944

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	20,000	21,275

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	15,000	12,619

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	265,000	236,513

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	2,000	2,159

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	33,000	18,398

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	80,000	42,750

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	125,000	135,496

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	35,000	37,100

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	200,000	208,750

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Communication services cont.

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	$290,000	$320,813

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	195,000	221,385

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	50,000	53,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	30,000	32,513

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	21,274

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,625

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	15,000	15,545

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	5,000	5,344

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	25,000	26,313

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	84,000	78,979

Verizon Communications, Inc. sr. unsec. unsub. notes
4.50%, 9/15/20	30,000	32,141

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	30,000	29,288

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	60,000	62,100

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	251,000	250,876

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	45,000	45,731

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	57,000	59,063

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	55,000	46,649

		4,227,576

Conglomerates (—%)

General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	15,000	16,513

		16,513

Consumer cyclicals (4.0%)

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	124,000	175,922

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	143,000	142,995

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	25,000	26,150

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	35,000	36,334

AMC Entertainment Holdings, Inc. 144A company guaranty sr.
unsec. sub. bonds 6.125%, 5/15/27	20,000	20,675

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	35,000	36,050

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	60,000	63,975

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer cyclicals cont.

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	$85,000	$88,825

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	55,000	59,007

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	50,000	18,500

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	43,300

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	20,000	21,822

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	160,000	165,200

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	35,000	36,050

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	75,000	81,375

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	40,000	44,450

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	26,938

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	74,000	102,259

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	39,000	36,838

CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	49,000	49,336

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	15,000	15,825

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	20,000	20,650

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	15,000	15,413

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	25,000	25,437

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	30,000	30,113

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	95,000	98,206

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	85,000	89,463

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	35,000	37,100

Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	95,000	92,188

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	65,000	70,525

Eldorado Resorts, Inc. 144A sr. unsec. unsub. notes 6.00%, 4/1/25	15,000	15,769

EW Scripps Co. (The) 144A company guaranty sr. unsec. notes
5.125%, 5/15/25	30,000	30,713

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	140,000	152,251

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	115,000	178,469

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	192,000	242,310

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	30,000	31,350

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	$25,000	$24,710

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	20,000	20,263

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	10,000	10,065

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	60,000	63,600

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	25,000	27,063

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	50,000	50,750

GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	60,000	61,950

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	35,000	35,000

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27	170,000	175,950

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	90,000	91,849

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	77,000	84,051

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	50,000	51,563

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	60,000	65,705

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	265,000	209,846

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	35,000	36,750

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	95,000	103,313

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	90,000	93,263

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	20,000	21,100

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	5,000	4,963

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	40,000	39,800

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	50,000	51,875

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	20,000	21,010

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	25,000	26,565

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	75,000	78,293

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	55,000	57,544

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	25,000	25,313

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	65,000	68,250

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer cyclicals cont.

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	$15,000	$15,188

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	65,000	66,989

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	40,000	44,450

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	10,000	10,643

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	120,000	132,600

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	5,000	5,613

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	95,000	96,306

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	65,000	46,881

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	15,000	7,275

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	30,000	15,525

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	55,000	55,413

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	30,000	30,600

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	30,000	31,088

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	40,000	41,150

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	35,000	35,392

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	72,000	73,305

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	30,000	31,500

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	45,000	47,025

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	35,000	35,394

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	31,050

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	35,000	34,913

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	45,338

PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	20,000	18,650

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	61,000	62,902

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	70,000	80,619

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	70,000	73,981

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	55,000	54,476

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	80,000	83,500

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer cyclicals cont.

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	$70,000	$70,875

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	35,000	37,689

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	37,000	35,795

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	50,000	52,438

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	185,000	201,419

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	15,000	14,794

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	80,000	85,400

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	115,000	118,306

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	40,000	42,600

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	65,000	66,950

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	80,000	80,500

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	37,191

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,800

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	90,000	94,613

Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	85,000	87,019

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	40,000	39,450

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	90,000	89,849

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	36,000	33,948

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	15,113

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	145,000	145,165

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	45,000	47,419

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	15,000	15,750

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	55,000	54,313

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	34,000	47,045

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	45,000	46,069

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	35,000	34,475

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	40,000	41,281

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer cyclicals cont.

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	$30,000	$32,867

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	45,000	46,238

		7,076,324

Consumer staples (1.8%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	70,000	72,867

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,719

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	40,000	40,000

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	96,000	97,589

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	180,000	198,505

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	70,000	72,047

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	145,000	147,242

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	53,000	52,924

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	106,000	163,265

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	90,000	94,050

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	65,000	68,250

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	35,000	36,838

Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	30,000	28,593

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	20,000	20,402

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	80,000	88,089

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	145,000	146,005

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	45,000	47,588

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	9,000	11,245

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	50,000	47,935

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	200,000	253,956

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	56,000	62,737

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	40,000	33,750

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25	50,000	49,250

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	70,000	70,428

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	45,000	47,216

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Consumer staples cont.

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	$45,000	$46,814

Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	95,000	121,418

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	45,000	59,605

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	140,000	143,500

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	10,000	10,250

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	30,000	30,975

Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	125,000	125,029

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	90,000	95,576

PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	45,000	41,707

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	144,000	143,873

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	30,000	30,750

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	35,000	35,700

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	30,000	26,625

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	75,000	70,171

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	90,000	89,397

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	23,000	24,538

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	32,000	35,415

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	35,000	36,222

		3,144,055

Energy (3.5%)

Alliance Resource Operating Partners LP/Alliance Resource
Finance Corp. 144A sr. unsec. notes 7.50%, 5/1/25	25,000	25,938

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	90,000	94,275

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	130,000	154,758

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	15,000	15,375

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	15,000	15,169

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	45,000	46,294

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	35,000	35,875

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	5,000	4,656

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	110,000	111,258

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Energy cont.

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	$30,000	$26,700

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	30,000	23,700

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	101,000	75,624

Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	25,000	25,149

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	197,000	219,655

Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	50,000	49,809

Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	110,000	118,113

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	85,000	86,169

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	10,000	9,375

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	82,000	88,663

Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	25,000	24,500

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	20,000	19,900

Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	30,000	29,947

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	143,000	142,852

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	60,000	61,950

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	125,000	127,500

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	25,000	25,781

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	145,000	144,735

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	40,000	34,225

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	20,000	18,688

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	75,000	75,094

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	45,000	43,988

Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	75,000	76,875

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	15,000	14,655

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	40,000	39,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	45,000	34,369

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	66,000	67,650

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Energy cont.

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	$50,000	$66,452

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	80,000	82,400

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	20,000	20,050

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	60,000	63,750

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	135,000	123,525

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	55,000	47,025

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	15,000	15,488

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	5,000	5,138

FTS International, Inc. 144A company guaranty sr. sub. FRN
8.631%, 6/15/20	15,000	15,263

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	10,000	11,550

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	35,000	42,395

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	55,000	58,025

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	90,000	92,700

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	15,000	14,719

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	35,000	30,275

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	15,000	12,863

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	15,000	14,663

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	50,000	53,993

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	40,000	40,649

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	60,000	62,850

Murray Energy Corp. 144A notes 11.25%, 4/15/21	40,000	30,600

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	40,000	40,300

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	50,000	53,000

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	30,000	31,350

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	55,000	48,520

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	19,000	13,300

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	85,000	85,956

Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	55,000	57,276

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	20,000	20,250

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Energy cont.

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	$200,000	$207,480

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	70,000	75,026

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	212,000	210,092

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	58,000	67,498

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	135,000	139,388

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	110,000	42,240

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	95,000	85,690

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	295,000	289,543

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	50,000	51,625

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	90,000	93,375

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	30,000	29,869

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	20,000	20,100

Sabine Pass Liquefaction, LLC sr. notes 5.875%, 6/30/26	30,000	33,848

Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	61,000	65,256

Sabine Pass Liquefaction, LLC 144A sr. bonds 4.20%, 3/15/28	40,000	40,538

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	35,000	34,563

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,838

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	60,000	62,700

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5

Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	40,000	39,900

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	45,000	45,450

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	30,000	27,750

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	30,000	29,400

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	20,000	19,700

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	80,000	79,150

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	55,000	54,167

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	30,000	31,275

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	15,000	15,525

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	20,000	21,150

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	143,000	143,035

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Energy cont.

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	$70,000	$71,750

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	14,000	14,489

Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	10,000	10,600

Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	20,000	22,500

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	16,000	15,720

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	50,000	49,875

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	43,000	55,470

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	55,000	57,866

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	65,000	67,356

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	15,000	16,425

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	60,000	63,300

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	110,000	111,100

		6,112,016

Financials (5.8%)

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	55,000	56,729

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	55,000	55,688

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	40,000	42,300

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	100,000	120,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	230,000	234,945

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	110,000	114,263

American Express Co. sr. unsec. notes 7.00%, 3/19/18	94,000	97,933

American Express Co. sr. unsec. notes 6.15%, 8/28/17	107,000	108,196

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	290,000	385,700

ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	40,000	39,200

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	75,000	80,250

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,656

Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	75,000	72,741

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	149,000	149,369

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	20,000	19,952

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	95,000	95,058

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	203,446

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	25,000	25,289

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Financials cont.

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	$80,000	$80,415

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	145,000	145,071

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	160,000	202,169

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	10,000	10,517

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	212,887

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	25,000	27,477

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	90,000	101,048

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	47,000	51,414

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	40,000	41,700

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	53,000	56,827

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	20,000	20,525

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	37,625

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	115,000	124,453

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	52,000	54,860

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	3,000	3,184

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	48,000	50,580

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	6,000	6,248

Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity	63,000	68,749

Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	50,000	50,492

Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	130,000	132,514

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	65,000	72,645

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	95,000	99,631

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	330,000	330,318

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	25,000	25,313

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	55,000	55,413

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	209,500

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	45,000	26,550

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	180,000	223,259

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	21,000	22,451

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	55,000	56,201

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	60,000	61,970

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	38,000	38,048

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	202,000	217,598

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	44,000	47,914

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Financials cont.

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$160,000	$163,140

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	360,000	362,575

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	2,000	2,009

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	25,000	25,111

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	20,000	20,592

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	122,000	138,781

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	10,000	10,025

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	80,000	83,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	31,350

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	31,238

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	42,000	43,103

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	60,000	61,425

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	220,000	249,238

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	3,000	2,610

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	20,000	20,350

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	20,000	20,225

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	79,000	82,211

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	75,000	74,701

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	144,000	144,172

JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	165,000	163,960

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	60,000	62,519

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	4,000	4,025

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	25,000	26,446

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	55,000	62,046

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	240,000	290,400

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	220,000

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	30,000	33,450

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	55,000	56,788

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	65,000	65,947

Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	110,000	121,900

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	100,000	109,088

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Financials cont.

MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	$25,000	$26,969

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	30,000	31,980

Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	160,000	161,461

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	80,000	81,700

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	40,000	38,100

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	25,000	26,188

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	30,000	31,575

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	101,843

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	116,000	116,145

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	60,000	61,200

Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	70,000	70,237

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	145,000	145,907

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	40,000	42,795

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	10,000	10,158

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	10,000	10,054

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	131,000	130,891

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	250,000	251,151

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	20,000	22,050

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	20,000	20,550

State Street Corp. jr. unsec. sub. FRB 2.131%, 6/15/37	36,000	33,480

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	80,000	81,506

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	30,000	30,713

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	20,000	20,900

Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	45,000	46,013

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	100,000	112,500

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	20,000	19,000

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	59,000	57,917

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	9,000	12,117

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	55,000	57,613

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Financials cont.

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	$200,000	$203,162

USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	55,688

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	60,000	62,568

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	70,000	76,563

Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	275,000	276,089

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	60,000	59,194

		10,264,033

Health care (1.8%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	12,000	12,283

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	18,000	18,138

Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	43,000	45,458

Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	21,000	21,777

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	50,000	48,375

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	16,000	21,363

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	145,000	146,803

Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	101,000	101,773

Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	86,000	86,164

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	75,000	78,775

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	60,000	65,194

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	15,000	15,488

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	55,000	57,365

CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	25,000	25,919

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	120,000	106,650

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	5,000	5,025

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	20,000	19,700

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	60,000	12,150

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	10,000	7,450

Eagle Holding Co II, LLC 144A sr. unsec. unsub. notes
7.625%, 5/15/22 #	20,000	20,631

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	36,300

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	45,000	46,688

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	60,000	65,178

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	170,000	186,788

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Health care cont.

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	$40,000	$42,856

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	50,000	51,125

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	55,000	58,163

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	91,000	94,781

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	25,000	28,063

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	36,800

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	125,000	124,931

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	40,000	42,450

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	10,000	10,075

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	60,000	59,850

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	109,000	114,052

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	65,000	61,913

Patheon Holdings I BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	65,000	69,469

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	50,000	51,500

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	275,000	289,754

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	50,000	48,930

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	35,000	34,674

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	41,200

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	60,000	60,450

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	100,000	105,500

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	10,000	10,338

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	55,000	58,919

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	34,000	31,931

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	65,000	67,010

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	58,000	62,795

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	90,000	72,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	65,000	52,934

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	5,000	4,288

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	20,193

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Health care cont.

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	$70,000	$65,191

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	55,000	58,163

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	20,000	20,996

WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	25,000	26,344

		3,229,523

Technology (1.5%)

Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	25,000	26,229

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	250,000	252,787

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	38,000	40,737

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	100,000	99,182

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	300,000	245,250

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	87,000	88,446

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	204,000	227,349

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	22,000	28,256

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	173,000	187,901

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	10,000	10,569

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	145,000	144,983

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	25,000	27,886

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	75,000	81,000

First Data Corp. 144A notes 5.75%, 1/15/24	65,000	68,656

First Data Corp. 144A sr. notes 5.375%, 8/15/23	55,000	57,750

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	60,000	63,956

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	105,000	108,413

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	75,000	78,094

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	10,000	10,375

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	145,000	145,033

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	60,000	63,600

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	25,000	26,063

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	14,000	14,630

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	55,000	57,475

Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	60,000	62,085

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	90,000	86,775

Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	180,000	177,212

Dynamic Risk Allocation Fund 53

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Technology cont.

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	$120,000	$116,491

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	60,000	62,250

		2,659,433

Transportation (0.1%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	67,025

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	15,000	18,886

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	16,000	15,710

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	22,845	23,444

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	100,000	103,750

		228,815

Utilities and power (1.1%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	240,000	275,400

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	140,000	145,250

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	25,000	25,375

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	65,000	72,489

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	10,000	12,780

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	20,000	20,631

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	110,000	104,363

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	50,000	52,000

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,488

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	96,000	103,495

Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	10,000	10,013

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	45,000	44,325

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	25,000	25,719

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	19,400

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	25,906

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	17,000	17,002

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	60,000	63,300

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	105,000	112,088

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	20,000	22,300

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	55,000	56,057

54 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.7%)* cont.	amount	Value

Utilities and power cont.

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	$100,000	$90,500

Great Plains Energy, Inc. sr. unsec. unsub. bonds 4.85%, 4/1/47	60,000	61,791

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	10,000	10,400

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	44,000	45,196

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	60,000	60,748

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	20,000	26,388

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	45,000	45,900

NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	65,000	63,863

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	27,000	27,945

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	85,000	82,452

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	90,000	84,600

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	25,000	27,999

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	35,000	36,949

Remote Escrow Finance Vehicle, LLC 144A sr. notes 10.50%, 6/1/22	15,000	15,600

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	65,000	65,975

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	46,000	48,364

		2,018,051

Total corporate bonds and notes (cost $44,464,867)		$45,435,995

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (11.1%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.0%)

Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 6/1/47	$5,000,000	$5,216,797

		5,216,797

U.S. Government Agency Mortgage Obligations (8.1%)

Federal National Mortgage Association Pass-Through Certificates

6.00%, TBA, 6/1/47	1,000,000	1,132,656

4.00%, TBA, 6/1/47	3,000,000	3,169,453

3.00%, TBA, 7/1/47	3,000,000	3,011,367

3.00%, TBA, 6/1/47	4,000,000	4,021,562

3.00%, TBA, 6/1/32	2,000,000	2,063,125

2.50%, TBA, 6/1/47	1,000,000	970,469

		14,368,632

Total U.S. government and agency mortgage obligations (cost $19,462,073)		$19,585,429

Dynamic Risk Allocation Fund 55

	Principal
COMMODITY LINKED NOTES (4.5%)*†††	amount	Value

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.10%, 2017 (Indexed to the S&P GSCI™ 3 Month Forward Total
Return Index multiplied by 3)	$3,340,000	$2,902,306

UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018
(Indexed to the S&P GSCI Total Return Commodity Index multiplied by 3)
(United Kingdom)	1,900,000	1,770,999

UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018
(Indexed to the S&P GSCI Total Return Commodity Index multiplied by 3)
(United Kingdom)	575,000	434,105

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	2,551,000	2,800,111

Total commodity Linked Notes (cost $8,366,000)		$7,907,521

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)*	amount	Value

Agency collateralized mortgage obligations (0.3%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3829, Class AS, IO, 5.961%, 3/15/41	$242,126	$45,484

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
2.124%, 12/25/28	156,384	156,889

Federal National Mortgage Association

IFB Ser. 12-58, Class SM, IO, 5.476%, 6/25/42	290,341	49,998

Ser. 12-147, Class AI, IO, 3.00%, 10/25/27	747,519	68,211

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
2.224%, 7/25/24	7,740	7,755

Government National Mortgage Association

IFB Ser. 13-99, Class AS, IO, 5.04%, 6/20/43	347,854	67,235

Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	518,055	107,254

Ser. 15-H26, Class DI, IO, 2.232%, 10/20/65	357,995	38,699

		541,525

Commercial mortgage-backed securities (2.0%)

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class AJ, 5.378%, 11/10/42	12,435	12,429

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.753%, 12/15/47	100,000	100,330

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46	34,000	36,043

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	74,000	77,465

FRB Ser. 14-GC19, Class XA, IO, 1.222%, 3/10/47	1,478,623	84,296

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 2.053%, 9/10/45	867,028	62,547

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.868%, 5/15/46	72,000	71,907

COMM Mortgage Trust

FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47	129,000	128,268

FRB Ser. 14-LC15, Class XA, IO, 1.347%, 4/10/47	1,753,312	98,676

FRB Ser. 14-CR16, Class XA, IO, 1.194%, 4/10/47	316,907	16,226

FRB Ser. 14-CR17, Class XA, IO, 1.149%, 5/10/47	1,138,031	58,836

FRB Ser. 13-CR11, Class XA, IO, 1.142%, 8/10/50	725,206	38,423

FRB Ser. 14-UBS6, Class XA, IO, 1.044%, 12/10/47	1,455,102	75,956

CSMC Trust FRB Ser. 16-NXSR, Class C, 4.365%, 12/15/49	125,000	128,312

56 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Trust

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	$172,000	$168,887

FRB Ser. 14-GC22, Class XA, IO, 1.037%, 6/10/47	2,066,700	107,247

GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.058%, 8/10/43	158,403	166,672

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class C, 4.666%, 4/15/47	60,000	61,083

FRB Ser. 13-C14, Class C, 4.579%, 8/15/46	56,000	58,062

FRB Ser. 14-C25, Class C, 4.448%, 11/15/47	182,000	181,606

FRB Ser. 14-C26, Class C, 4.425%, 1/15/48	38,000	37,634

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 06-LDP7, Class B, 5.943%, 4/17/45	118,000	20,060

FRB Ser. 05-LDP5, Class F, 5.632%, 12/15/44	71,607	71,256

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	1,706	1,708

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 10-C1, Class D, 6.194%, 6/15/43	142,000	82,893

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	240,000	236,472

FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	60,000	54,176

LB-UBS Commercial Mortgage Trust

Ser. 07-C6, Class A4, 5.858%, 7/15/40	4,783	4,783

Ser. 06-C6, Class D, 5.502%, 9/15/39 (In default) †	125,000	6,740

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.211%, 4/20/48	123,000	108,506

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	42,952

FRB Ser. 14-C17, Class XA, IO, 1.246%, 8/15/47	737,685	39,060

FRB Ser. 13-C12, Class XA, IO, 0.906%, 10/15/46	826,280	26,111

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	117,000	116,790

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	27,063	26,969

FRB Ser. 06-HQ8, Class D, 5.45%, 3/12/44	125,000	50,706

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.155%, 7/15/49	90,000	92,880

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 4.958%, 8/10/49	50,000	53,045

FRB Ser. 12-C2, Class D, 4.91%, 5/10/63	48,000	47,611

Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.292%, 10/15/44	56,000	55,699

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.295%, 7/15/46	45,000	46,323

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	23,000	23,653

FRB Ser. 13-C15, Class C, 4.479%, 8/15/46	38,000	38,905

Ser. 13-C18, Class AS, 4.387%, 12/15/46	108,000	116,015

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	48,000	51,562

FRB Ser. 14-C22, Class XA, IO, 0.925%, 9/15/57	2,534,683	118,598

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C3, Class D, 5.64%, 3/15/44	47,000	48,170

FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	45,000	46,719

Dynamic Risk Allocation Fund 57

		Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.		amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 12-C9, Class XA, IO, 2.076%, 11/15/45		$714,282	$54,507

FRB Ser. 11-C5, Class XA, IO, 1.764%, 11/15/44		1,039,986	64,053

FRB Ser. 12-C10, Class XA, IO, 1.648%, 12/15/45		937,750	63,223

FRB Ser. 13-C12, Class XA, IO, 1.373%, 3/15/48		150,677	7,774

			3,588,824

Residential mortgage-backed securities (non-agency) (0.8%)

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.145%, 5/25/35		101,207	103,231

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.631%, 6/25/46		292,984	273,486

FRB Ser. 07-OH1, Class A1D, 1.234%, 4/25/47		38,342	32,184

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.924%, 10/25/28		260,800	304,573

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.724%, 4/25/28		100,000	114,183

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.574%, 4/25/28		10,000	11,278

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.274%, 4/25/29		10,000	11,052

GSAA Trust FRB Ser. 07-6, Class 1A1, 1.144%, 5/25/47		42,830	34,533

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.976%, 2/25/35		32,358	32,662

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47		80,000	65,600

Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1.184%, 4/25/36		71,800	70,567

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.798%, 9/25/35		41,703	42,549

FRB Ser. 04-AR12, Class A2B, 1.484%, 10/25/44		285,658	269,571

			1,365,469

Total mortgage-backed securities (cost $5,592,744)			$5,495,818

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (0.7%)*		units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$150,000	$159,450

Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		150,000	159,375

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		150,000	170,680

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		600,000	675,750

Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	83,000	24,056

Total foreign government and agency bonds and notes (cost $1,083,080)			$1,189,311

58 Dynamic Risk Allocation Fund

INVESTMENT COMPANIES (0.6%)*	Shares	Value

iShares MSCI India ETF (India)	34,450	$1,121,348

Total investment companies (cost $999,060)		$1,121,348

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.3%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-18/$210.00	$29,847	$159,608

SPDR S&P 500 ETF Trust (Put)	Apr-18/205.00	31,278	127,178

SPDR S&P 500 ETF Trust (Put)	Mar-18/205.00	29,994	106,697

SPDR S&P 500 ETF Trust (Put)	Feb-18/200.00	29,926	73,808

SPDR S&P 500 ETF Trust (Put)	Jan-18/195.00	32,352	55,896

SPDR S&P 500 ETF Trust (Put)	Dec-17/195.00	32,059	43,288

Total purchased options outstanding (cost $1,073,207)			$566,475

	Principal
SENIOR LOANS (0.3%)*c	amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	$140,187	$164,866

Caesars Growth Properties Holdings, LLC bank term loan FRN
Ser. L, 3.795%, 5/8/21	133,967	134,804

CPG International, Inc. bank term loan FRN 4.897%, 5/3/24	9,827	9,839

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	73,733	67,620

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	72,563	56,803

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.544%, 9/7/23	64,675	61,684

Total senior loans (cost $485,287)		$495,616

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value

China State Construction Engineering Corp.,
Ltd. 144A (China)	1/22/18	$0.00	77,700	$107,534

Halcon Resources Corp.	9/9/20	14.04	844	717

Shanghai Automotive Co. 144A (China)	2/2/18	0.00	34,500	152,091

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	8,100	24,213

Total warrants (cost $259,554)				$284,555

	Principal
ASSET-BACKED SECURITIES (—%)*	amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.924%, 2/25/49	$81,000	$81,000

Total asset-backed securities (cost $81,000)		$81,000

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$43,957

Triangle USA Petroleum Corp. 6.75% cv. pfd. F	11	11,000

Total convertible preferred stocks (cost $45,286)		$54,957

Dynamic Risk Allocation Fund 59

	Principal amount/
SHORT-TERM INVESTMENTS (22.2%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.12% [d]	Shares	226,725	$226,725

Putnam Short Term Investment Fund 0.89% L	Shares	30,538,557	30,538,557

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.72% P	Shares	311,000	311,000

U.S. Treasury Bills 0.811%, 7/20/17 # Δ §		$4,662,000	4,656,513

U.S. Treasury Bills 0.783%, 7/13/17 Δ §		368,000	367,645

U.S. Treasury Bills 0.800%, 7/6/17 # Δ §		3,066,000	3,063,780

Total short-term investments (cost $39,164,542)			$39,164,220

TOTAL INVESTMENTS

Total investments (cost $188,344,622)			$198,680,015

Key to holding’s currency abbreviations

TRY	Turkish Lira

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures,references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $176,570,008.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

60 Dynamic Risk Allocation Fund

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $121,823,377 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):

United States	78.7%	Switzerland	1.0%

United Kingdom	4.7	Australia	0.7

Japan	2.2	India	0.6

France	1.4	Brazil	0.6

China	1.4	Spain	0.5

Canada	1.2	Russia	0.5

South Korea	1.1	Other	4.3

Germany	1.1	Total	100.0%

Dynamic Risk Allocation Fund 61

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $58,471,000)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/19/17	$131,722	$134,579	$(2,857)

	Brazilian Real	Buy	7/3/17	503,545	516,046	(12,501)

	Brazilian Real	Sell	7/3/17	505,326	500,575	(4,751)

	British Pound	Buy	6/21/17	271,250	271,037	213

	British Pound	Sell	6/21/17	271,250	271,536	286

	Chilean Peso	Buy	7/19/17	511,227	518,960	(7,733)

	Chilean Peso	Sell	7/19/17	508,611	524,050	15,439

	Euro	Buy	6/21/17	903,961	860,970	42,991

	Hong Kong Dollar	Sell	8/16/17	430,346	431,083	737

	Indian Rupee	Buy	8/16/17	268,510	269,658	(1,148)

	Japanese Yen	Buy	8/16/17	29,090	28,720	370

	Mexican Peso	Buy	7/19/17	261,476	256,481	4,995

	Mexican Peso	Sell	7/19/17	261,694	253,690	(8,004)

	New Zealand Dollar	Sell	7/19/17	257,790	254,332	(3,458)

	Norwegian Krone	Buy	6/21/17	12,739	12,744	(5)

	Norwegian Krone	Sell	6/21/17	267,699	262,334	(5,365)

	Singapore Dollar	Buy	8/16/17	264,975	265,223	(248)

	Singapore Dollar	Sell	8/16/17	267,868	265,581	(2,287)

	Swedish Krona	Buy	6/21/17	530,292	511,453	18,839

	Swedish Krona	Sell	6/21/17	389,357	386,263	(3,094)

Barclays Bank PLC

	Australian Dollar	Buy	7/19/17	378,980	388,489	(9,509)

	British Pound	Buy	6/21/17	272,410	257,954	14,456

	British Pound	Sell	6/21/17	272,410	262,768	(9,642)

	Canadian Dollar	Sell	7/19/17	10,002	5,943	(4,059)

	Euro	Buy	6/21/17	401,436	380,445	20,991

	Japanese Yen	Sell	8/16/17	266,245	262,901	(3,344)

	New Zealand Dollar	Buy	7/19/17	136,398	129,166	7,232

	Swedish Krona	Buy	6/21/17	268,486	258,872	9,614

	Swedish Krona	Sell	6/21/17	268,486	266,960	(1,526)

	Swiss Franc	Buy	6/21/17	270,329	263,840	6,489

Citibank, N.A.

	Australian Dollar	Buy	7/19/17	116,575	119,135	(2,560)

	Australian Dollar	Sell	7/19/17	392,939	392,509	(430)

	Brazilian Real	Buy	7/3/17	250,714	258,563	(7,849)

	Brazilian Real	Sell	7/3/17	257,405	244,740	(12,665)

	British Pound	Buy	6/21/17	269,316	265,186	4,130

	British Pound	Sell	6/21/17	316,630	303,267	(13,363)

	Canadian Dollar	Buy	7/19/17	356,819	361,054	(4,235)

	Danish Krone	Sell	6/21/17	200,921	189,025	(11,896)

	Euro	Buy	6/21/17	1,410,871	1,358,757	52,114

	Euro	Sell	6/21/17	515,681	496,590	(19,091)

	Japanese Yen	Buy	8/16/17	389,193	384,343	4,850

	Japanese Yen	Sell	8/16/17	267,424	263,878	(3,546)

62 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $58,471,000) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	New Taiwan Dollar	Sell	8/16/17	$265,011	$264,217	$(794)

	New Zealand Dollar	Sell	7/19/17	305,639	301,310	(4,329)

	Norwegian Krone	Buy	6/21/17	259,483	259,592	(109)

	Norwegian Krone	Sell	6/21/17	259,483	261,046	1,563

	South African Rand	Buy	7/19/17	269,740	274,864	(5,124)

	South African Rand	Sell	7/19/17	252,552	246,247	(6,305)

	Swedish Krona	Buy	6/21/17	947,235	916,400	30,835

	Swedish Krona	Sell	6/21/17	809,260	793,306	(15,954)

Credit Suisse International

	Australian Dollar	Buy	7/19/17	145,830	150,827	(4,997)

	Canadian Dollar	Buy	7/19/17	262,132	262,598	(466)

	Euro	Buy	6/21/17	391,091	371,389	19,702

	Japanese Yen	Sell	8/16/17	267,578	262,954	(4,624)

	New Zealand Dollar	Sell	7/19/17	117,783	120,084	2,301

	Norwegian Krone	Buy	6/21/17	259,625	259,738	(113)

	Norwegian Krone	Sell	6/21/17	259,625	258,356	(1,269)

	Swedish Krona	Sell	6/21/17	264,720	271,607	6,887

	Swedish Krona	Sell	9/20/17	267,778	268,276	498

Goldman Sachs International

	Australian Dollar	Buy	7/19/17	6,163	5,349	814

	British Pound	Buy	6/21/17	269,316	269,078	238

	British Pound	Sell	6/21/17	269,316	270,346	1,030

	Canadian Dollar	Buy	7/19/17	2,741	2,920	(179)

	Euro	Buy	6/21/17	130,438	122,177	8,261

	Indian Rupee	Buy	8/16/17	527,467	530,973	(3,506)

	Japanese Yen	Buy	8/16/17	3,164	3,124	40

	New Zealand Dollar	Sell	7/19/17	205,906	205,796	(110)

	Norwegian Krone	Sell	6/21/17	539,933	523,479	(16,454)

	South African Rand	Buy	7/19/17	20,817	22,019	(1,202)

	Swedish Krona	Buy	6/21/17	944,724	917,236	27,488

	Swedish Krona	Sell	6/21/17	944,724	933,011	(11,713)

	Swiss Franc	Buy	6/21/17	270,432	264,024	6,408

HSBC Bank USA, National Association

	British Pound	Buy	6/21/17	69,102	68,976	126

	British Pound	Sell	6/21/17	262,999	264,650	1,651

	Canadian Dollar	Buy	7/19/17	260,205	262,205	(2,000)

	Canadian Dollar	Sell	7/19/17	264,280	261,476	(2,804)

	Euro	Buy	6/21/17	555,825	528,788	27,037

	Euro	Sell	6/21/17	141,458	133,570	(7,888)

	New Zealand Dollar	Buy	7/19/17	265,647	264,258	1,389

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/19/17	477,288	490,522	(13,234)

	Brazilian Real	Sell	7/3/17	92	95	3

	British Pound	Sell	6/21/17	493,638	494,585	947

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $58,471,000) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Canadian Dollar	Buy	7/19/17	$561,160	$566,352	$(5,192)

	Czech Koruna	Buy	7/19/17	281,296	264,945	16,351

	Czech Koruna	Sell	7/19/17	281,296	261,134	(20,162)

	Euro	Buy	6/21/17	7,657,521	7,270,076	387,445

	Euro	Buy	7/19/17	274,219	260,395	13,824

	Euro	Sell	7/19/17	274,219	262,799	(11,420)

	Japanese Yen	Buy	8/16/17	4,673,445	4,615,161	58,284

	New Zealand Dollar	Sell	7/19/17	646,528	639,222	(7,306)

	Norwegian Krone	Sell	6/21/17	9,140	7,041	(2,099)

	Singapore Dollar	Sell	8/16/17	73,351	72,756	(595)

	Swedish Krona	Buy	6/21/17	461,218	445,874	15,344

	Swiss Franc	Sell	6/21/17	421,258	404,798	(16,460)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/19/17	742,812	759,228	(16,416)

	British Pound	Buy	6/21/17	272,281	257,865	14,416

	British Pound	Sell	6/21/17	272,281	271,763	(518)

	Czech Koruna	Buy	7/19/17	281,296	264,836	16,460

	Czech Koruna	Sell	7/19/17	281,296	261,394	(19,902)

	Euro	Buy	6/21/17	403,122	388,482	14,640

	Euro	Buy	7/19/17	274,332	260,496	13,836

	Euro	Sell	7/19/17	274,332	262,357	(11,975)

	Euro	Buy	9/20/17	267,550	267,815	(265)

	Japanese Yen	Sell	8/16/17	266,696	263,361	(3,335)

	New Zealand Dollar	Buy	7/19/17	779	215	564

	Norwegian Krone	Sell	6/21/17	533,516	526,020	(7,496)

	Swedish Krona	Buy	6/21/17	806,495	789,759	16,736

	Swedish Krona	Sell	6/21/17	806,495	796,067	(10,428)

	Turkish Lira	Sell	6/21/17	14,034	20,843	6,809

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/19/17	114,942	118,796	(3,854)

	British Pound	Sell	6/21/17	107,778	96,135	(11,643)

	Euro	Sell	6/21/17	712,688	661,886	(50,802)

	Israeli Shekel	Buy	7/19/17	7,412	7,232	180

	Japanese Yen	Buy	8/16/17	238,252	235,258	2,994

	New Zealand Dollar	Sell	7/19/17	122,100	119,166	(2,934)

	Norwegian Krone	Buy	6/21/17	267,036	260,348	6,688

	Norwegian Krone	Sell	6/21/17	267,036	267,125	89

	Singapore Dollar	Sell	8/16/17	267,724	265,488	(2,236)

	Swedish Krona	Buy	6/21/17	289,852	280,525	9,327

UBS AG

	Australian Dollar	Buy	7/19/17	260,400	265,010	(4,610)

	Australian Dollar	Sell	7/19/17	917,229	922,430	5,201

	British Pound	Buy	6/21/17	264,030	263,546	484

	British Pound	Sell	6/21/17	264,030	262,020	(2,010)

64 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $58,471,000) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Canadian Dollar	Buy	7/19/17	$265,762	$264,907	$855

	Canadian Dollar	Sell	7/19/17	265,021	263,471	(1,550)

	Euro	Buy	6/21/17	1,243,775	1,179,754	64,021

	Euro	Sell	6/21/17	1,051,941	1,008,968	(42,973)

	Japanese Yen	Buy	8/16/17	259,986	256,781	3,205

	Japanese Yen	Sell	8/16/17	266,084	266,480	396

	New Zealand Dollar	Buy	7/19/17	534,479	526,032	8,447

	New Zealand Dollar	Sell	7/19/17	402,116	396,542	(5,574)

	Norwegian Krone	Sell	6/21/17	533,942	525,171	(8,771)

	Swedish Krona	Buy	6/21/17	810,031	789,678	20,353

	Swedish Krona	Sell	6/21/17	810,031	795,921	(14,110)

	Turkish Lira	Buy	6/21/17	271,076	257,344	13,732

	Turkish Lira	Sell	6/21/17	265,101	261,694	(3,407)

WestPac Banking Corp.

	Australian Dollar	Sell	7/19/17	117,392	116,852	(540)

	Canadian Dollar	Buy	7/19/17	265,688	263,752	1,936

	Euro	Buy	6/21/17	261,326	265,127	(3,801)

	New Zealand Dollar	Sell	7/19/17	258,923	255,339	(3,584)

Total						$499,273

FUTURES CONTRACTS OUTSTANDING at 5/31/17

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	38	$5,642,831	Jun-17	$14,407

Euro-Bund 10 yr (Long)	38	6,928,999	Jun-17	61,363

Euro-Buxl 30 yr (Long)	18	3,403,075	Jun-17	34,728

Euro-Schatz 2 yr (Long)	25	3,152,961	Jun-17	(913)

Japanese Government Bond
10 yr (Long)	16	21,767,223	Jun-17	96,640

Russell 2000 Index Mini (Long)	92	6,297,860	Jun-17	10,065

Russell 2000 Index Mini (Short)	56	3,833,480	Jun-17	(6,325)

S&P 500 Index E-Mini (Short)	71	8,559,405	Jun-17	(125,048)

Tokyo Price Index (Long)	22	3,118,736	Jun-17	58,412

U.K. Gilt 10 yr (Long)	33	5,439,864	Sep-17	(11,123)

U.S. Treasury Bond 30 yr (Long)	8	1,230,500	Sep-17	9,859

U.S. Treasury Bond Ultra 30 yr (Long)	12	1,981,500	Sep-17	22,476

U.S. Treasury Note 2 yr (Long)	26	5,628,594	Sep-17	1,167

U.S. Treasury Note 5 yr (Long)	53	6,270,563	Sep-17	10,246

U.S. Treasury Note 10 yr (Long)	53	6,693,734	Sep-17	21,840

U.S. Treasury Note 10 yr (Short)	132	16,671,188	Sep-17	(56,716)

Total				$141,078

Dynamic Risk Allocation Fund 65

WRITTEN OPTIONS OUTSTANDING at 5/31/17 (premiums $3,731)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jun-17/$245.00	$37,309	$7,032

Total			$7,032

TBA SALE COMMITMENTS OUTSTANDING at 5/31/17 (proceeds receivable $5,034,414)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 6/1/47	$1,000,000	6/13/17	$1,032,813

Federal National Mortgage Association, 3.00%, 6/1/47	4,000,000	6/13/17	4,021,562

Total			$5,054,375

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/17

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,502,200 E	$(708)	6/21/19	3 month USD-	1.75%	$14,421
			LIBOR-BBA

8,136,200 E	(188)	6/21/19	1.75%	3 month USD-	(35,336)
				LIBOR-BBA

7,570,900 E	(24,184)	6/21/22	3 month USD-	2.20%	108,814
			LIBOR-BBA

2,691,200 E	1,867	6/21/22	2.20%	3 month USD-	(45,410)
				LIBOR-BBA

45,661,000 E	(71,209)	6/21/27	3 month USD-	2.50%	1,405,148
			LIBOR-BBA

11,807,700 E	8,104	6/21/27	2.50%	3 month USD-	(373,675)
				LIBOR-BBA

1,291,500 E	9,191	6/21/47	3 month USD-	2.70%	89,693
			LIBOR-BBA

922,000 E	9,568	6/21/47	2.70%	3 month USD-	(47,902)
				LIBOR-BBA

129,500	(2)	4/21/27	2.16803%	3 month USD-	(567)
				LIBOR-BBA

69,000	(1)	4/24/27	2.20876%	3 month USD-	(552)
				LIBOR-BBA

233,000	(3)	4/28/27	2.3095%	3 month USD-	(3,958)
				LIBOR-BBA

51,000	(1)	5/2/27	3 month USD-	2.2855%	747
			LIBOR-BBA

32,000	—	5/3/27	2.2765%	3 month USD-	(442)
				LIBOR-BBA

144,700	(2)	5/9/27	2.31%	3 month USD-	(2,409)
				LIBOR-BBA

79,000	(1)	5/19/27	3 month USD-	2.1365%	29
			LIBOR-BBA

79,000	(1)	5/19/27	3 month USD-	2.13618%	27
			LIBOR-BBA

638,000	(8)	5/30/27	2.213%	3 month USD-	(4,445)
				LIBOR-BBA

Total	$(67,578)				$1,104,183

E Extended effective date.

66 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/17

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$(285,038)
					Consumer Price
					Index-Urban (CPI-U)

	4,000,000	—	6/10/24	(2.50%)	USA Non Revised	(334,240)
					Consumer Price
					Index-Urban (CPI-U)

	2,100,000	—	5/6/26	(1.88%)	USA Non Revised	44,831
					Consumer Price
					Index-Urban (CPI-U)

	2,000,000	—	7/8/26	(1.76)	USA Non Revised	65,520
					Consumer Price
					Index-Urban (CPI-U)

baskets	160,159	—	3/7/18	(3 month USD-	A basket (MLFCF11) of	455,222
				LIBOR-BBA plus	common stocks
				0.10%)

units	3,884	—	8/2/17	3 month USD-	Russell 1000 Total	(256,291)
				LIBOR-BBA	Return Index
				minus 0.07%

Barclays Bank PLC

	$1,837,313	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,566)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	62,416	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(516)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	4,800,000	—	12/5/26	(2.308%)	USA Non Revised	(104,640)
					Consumer Price
					Index-Urban (CPI-U)

	3,600,000	—	5/5/27	(2.17%)	USA Non Revised	(35,597)
					Consumer Price
					Index-Urban (CPI-U)

Citibank, N.A.

	1,300,000	—	8/7/22	2.515%	USA Non Revised	125,047
					Consumer Price
					Index-Urban (CPI-U)

	1,500,000	—	4/7/26	(1.858%)	USA Non Revised	31,590
					Consumer Price
					Index-Urban (CPI-U)

baskets	50	—	12/1/17	(3 month USD-	A basket (CGPUTQL2)	80,856
				LIBOR-BBA plus	of common stocks
				0.37%)

units	992	—	11/27/17	3 month USD-	Russell 1000 Total	(40,873)
				LIBOR-BBA plus	Return Index
				0.09%

Dynamic Risk Allocation Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/17 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$2,600,000	$—	1/9/23	(2.76%)	USA Non Revised	$(320,910)
				Consumer Price
				Index-Urban (CPI-U)

3,400,000	—	8/7/22	(2.515%)	USA Non Revised	(325,805)
				Consumer Price
				Index-Urban (CPI-U)

1,600,000	—	8/8/22	(2.5325%)	USA Non Revised	(156,333)
				Consumer Price
				Index-Urban (CPI-U)

700,000	—	9/10/22	(2.5925%)	USA Non Revised	(70,641)
				Consumer Price
				Index-Urban (CPI-U)

3,300,000	—	2/8/23	(2.81%)	USA Non Revised	(414,176)
				Consumer Price
				Index-Urban (CPI-U)

6,900,000	—	7/19/23	(2.57%)	USA Non Revised	(641,797)
				Consumer Price
				Index-Urban (CPI-U)

165,798	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(1,526)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International

7,000,000	—	11/3/26	(2.0413%)	USA Non Revised	41,020
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.

10,900,000	—	8/7/22	(2.515%)	USA Non Revised	(1,048,470)
				Consumer Price
				Index-Urban (CPI-U)

1,400,000	—	8/7/25	(1.92%)	USA Non Revised	2,646
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Securities LLC

1,837,313	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	13,565
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$(3,190,122)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 27 Index	BBB–/P	$644,100	$11,300,000	6/20/22	100 bp	$168,307

Credit Suisse International

CMBX NA A Index	A/P	2,157	41,000	5/11/63	200 bp	828

CMBX NA A Index	A/P	943	24,000	1/17/47	200 bp	455

CMBX NA A Index	A/P	1,040	25,000	1/17/47	200 bp	532

68 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA A Index	A/P	$1,288	$35,000	1/17/47	200 bp	$577

CMBX NA BB Index	—	(3,530)	200,000	5/11/63	(500 bp)	34,015

CMBX NA BB Index	—	(5,880)	31,000	1/17/47	(500 bp)	(916)

CMBX NA BBB– Index	BBB–/P	2,090	18,000	5/11/63	300 bp	111

CMBX NA BBB– Index	BBB–/P	2,279	18,000	5/11/63	300 bp	301

CMBX NA BBB– Index	BBB–/P	48,114	450,000	5/11/63	300 bp	(1,348)

CMBX NA BBB– Index	BBB–/P	2,167	33,000	1/17/47	300 bp	(374)

CMBX NA BBB– Index	BBB–/P	8,616	109,000	1/17/47	300 bp	221

CMBX NA BBB– Index	BBB–/P	11,605	157,000	1/17/47	300 bp	(487)

Goldman Sachs International

CMBX NA BB Index	—	(4,603)	45,000	5/11/63	(500 bp)	3,844

CMBX NA BB Index	—	(303)	2,000	1/17/47	(500 bp)	18

CMBX NA A Index	A/P	781	15,000	5/11/63	200 bp	294

CMBX NA A Index	A/P	759	15,000	5/11/63	200 bp	273

CMBX NA A Index	A/P	759	15,000	5/11/63	200 bp	273

CMBX NA A Index	A/P	3,736	62,000	5/11/63	200 bp	1,727

CMBX NA A Index	A/P	3,918	77,000	5/11/63	200 bp	1,423

CMBX NA BB Index	—	(6,904)	34,000	1/17/47	(500 bp)	(1,459)

CMBX NA BB Index	—	(2,130)	13,000	1/17/47	(500 bp)	(48)

CMBX NA BBB– Index	BBB–/P	317	4,000	5/11/63	300 bp	(123)

CMBX NA BBB– Index	BBB–/P	1,056	9,000	5/11/63	300 bp	67

CMBX NA BBB– Index	BBB–/P	613	9,000	5/11/63	300 bp	(376)

CMBX NA BBB– Index	BBB–/P	469	9,000	5/11/63	300 bp	(520)

CMBX NA BBB– Index	BBB–/P	1,303	12,000	5/11/63	300 bp	(16)

CMBX NA BBB– Index	BBB–/P	1,298	12,000	5/11/63	300 bp	(21)

CMBX NA BBB– Index	BBB–/P	1,266	15,000	5/11/63	300 bp	(383)

CMBX NA BBB– Index	BBB–/P	1,382	16,000	5/11/63	300 bp	(377)

CMBX NA BBB– Index	BBB–/P	1,941	23,000	5/11/63	300 bp	(587)

CMBX NA BBB– Index	BBB–/P	4,261	35,000	5/11/63	300 bp	414

CMBX NA BBB– Index	BBB–/P	8,253	$88,000	5/11/63	300 bp	(1,419)

CMBX NA BBB– Index	BBB–/P	8,194	109,000	5/11/63	300 bp	(3,787)

CMBX NA BBB– Index	BBB–/P	222	3,000	1/17/47	300 bp	(9)

CMBX NA BBB– Index	BBB–/P	315	4,000	1/17/47	300 bp	7

CMBX NA BBB– Index	BBB–/P	684	8,000	1/17/47	300 bp	68

CMBX NA BBB– Index	BBB–/P	732	9,000	1/17/47	300 bp	39

CMBX NA BBB– Index	BBB–/P	1,874	22,000	1/17/47	300 bp	180

JPMorgan Securities LLC

CMBX NA A Index	A/P	3,354	57,000	5/11/63	200 bp	1,507

CMBX NA A Index	A/P	14,343	238,000	5/11/63	200 bp	6,629

CMBX NA A Index	—	(1,159)	55,000	1/17/47	(200 bp)	(39)

CMBX NA BB Index	—	(1,595)	12,000	5/11/63	(500 bp)	657

CMBX NA BB Index	—	(719)	5,000	5/11/63	(500 bp)	220

CMBX NA BB Index	—	(281)	2,000	5/11/63	(500 bp)	94

CMBX NA BB Index	—	(8,388)	49,000	1/17/47	(500 bp)	(542)

Dynamic Risk Allocation Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BB Index	—	$(1,786)	$11,000	1/17/47	(500 bp)	$(25)

CMBX NA BBB– Index	BBB–/P	438	3,000	5/11/63	300 bp	108

CMBX NA BBB– Index	BBB–/P	276	4,000	5/11/63	300 bp	(163)

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	(193)

CMBX NA BBB– Index	BBB–/P	794	7,000	5/11/63	300 bp	25

CMBX NA BBB– Index	BBB–/P	796	7,000	5/11/63	300 bp	27

CMBX NA BBB– Index	BBB–/P	448	7,000	5/11/63	300 bp	(321)

CMBX NA BBB– Index	BBB–/P	373	7,000	5/11/63	300 bp	(396)

CMBX NA BBB– Index	BBB–/P	357	7,000	5/11/63	300 bp	(413)

CMBX NA BBB– Index	BBB–/P	1,125	9,000	5/11/63	300 bp	136

CMBX NA BBB– Index	BBB–/P	1,064	13,000	5/11/63	300 bp	(365)

CMBX NA BBB– Index	BBB–/P	2,008	18,000	5/11/63	300 bp	29

CMBX NA BBB– Index	BBB–/P	795	18,000	5/11/63	300 bp	(1,183)

CMBX NA BBB– Index	BBB–/P	1,706	20,000	5/11/63	300 bp	(493)

CMBX NA BBB– Index	BBB–/P	4,001	36,000	5/11/63	300 bp	44

CMBX NA BBB– Index	BBB–/P	4,812	45,000	5/11/63	300 bp	(134)

CMBX NA BBB– Index	BBB–/P	2,600	47,000	5/11/63	300 bp	(2,566)

CMBX NA BBB– Index	BBB–/P	2,864	54,000	5/11/63	300 bp	(3,072)

CMBX NA BBB– Index	BBB–/P	4,862	62,000	5/11/63	300 bp	(1,953)

CMBX NA BBB– Index	BBB–/P	29,536	350,000	5/11/63	300 bp	(8,935)

CMBX NA BBB– Index	BBB–/P	221	4,000	1/17/47	300 bp	(87)

CMBX NA BBB– Index	BBB–/P	338	13,000	1/17/47	300 bp	(664)

Total		$808,612				$189,656

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

70 Dynamic Risk Allocation Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 28	B+/P	$(952,603)	$13,814,000	6/20/22	500 bp	$206,265
Index

NA HY Series 28	B+/P	45,609	618,000	6/20/22	500 bp	(5,664)
Index

NA IG Series 28	BBB+/P	(67,752)	4,250,000	6/20/22	100 bp	17,791
Index

Total		$(974,746)				$218,392

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Risk Allocation Fund 71

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,459,091	$—	$—

Capital goods	4,727,669	—	—

Communication services	3,010,769	—	—

Conglomerates	783,402	—	—

Consumer cyclicals	10,167,191	—	—

Consumer staples	7,217,740	—	—

Energy	3,200,638	6,560	—

Financials	20,409,223	—	—

Health care	8,084,652	—	—

Technology	11,196,565	—	—

Transportation	1,857,854	—	—

Utilities and power	3,176,416	—	—

Total common stocks	77,291,210	6,560	—

Asset-backed securities	—	81,000	—

Commodity linked notes	—	7,907,521	—

Convertible preferred stocks	—	54,957	—

Corporate bonds and notes	—	45,323,490	112,505

Foreign government and agency bonds and notes	—	1,189,311	—

Investment companies	1,121,348	—	—

Mortgage-backed securities	—	5,495,818	—

Purchased options outstanding	—	566,475	—

Senior loans	—	495,616	—

U.S. government and agency mortgage obligations	—	19,585,429	—

Warrants	717	283,838	—

Short-term investments	30,849,557	8,314,663	—

Totals by level	$109,262,832	$89,304,678	$112,505

72 Dynamic Risk Allocation Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$499,273	$—

Futures contracts	141,078	—	—

Written options outstanding	—	(7,032)	—

TBA sale commitments	—	(5,054,375)	—

Interest rate swap contracts	—	1,171,761	—

Total return swap contracts	—	(3,190,122)	—

Credit default contracts	—	574,182	—

Totals by level	$141,078	$(6,006,313)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 73

Statement of assets and liabilities 5/31/17

ASSETS

Investment in securities, at value, including $219,834 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $157,579,340)	$167,914,733
Affiliated issuers (identified cost $30,765,282) (Notes 1 and 5)	30,765,282

Cash	15,486

Foreign currency (cost $233,918) (Note 1)	237,623

Dividends, interest and other receivables	1,046,818

Foreign tax reclaim	55,392

Receivable for shares of the fund sold	436,741

Receivable for investments sold	357,636

Receivable for sales of delayed delivery securities (Note 1)	2,052,284

Receivable for variation margin (Note 1)	101,137

Unrealized appreciation on forward currency contracts (Note 1)	1,053,581

Unrealized appreciation on OTC swap contracts (Note 1)	1,083,747

Premium paid on OTC swap contracts (Note 1)	37,278

Prepaid assets	31,471

Total assets	205,189,209

LIABILITIES

Payable for investments purchased	556,445

Payable for purchases of delayed delivery securities (Note 1)	16,501,329

Payable for shares of the fund repurchased	180,074

Payable for compensation of Manager (Note 2)	17,782

Payable for custodian fees (Note 2)	48,523

Payable for investor servicing fees (Note 2)	46,300

Payable for Trustee compensation and expenses (Note 2)	20,197

Payable for administrative services (Note 2)	650

Payable for distribution fees (Note 2)	16,738

Payable for variation margin (Note 1)	58,710

Unrealized depreciation on OTC swap contracts (Note 1)	4,084,213

Premium received on OTC swap contracts (Note 1)	845,890

Unrealized depreciation on forward currency contracts (Note 1)	554,308

Written options outstanding, at value (premiums $3,731) (Notes 1 and 3)	7,032

TBA sale commitments, at value (proceeds receivable $5,034,414) (Note 1)	5,054,375

Collateral on securities loaned, at value (Note 1)	226,725

Collateral on certain derivative contracts, at value (Note 1)	311,000

Other accrued expenses	88,910

Total liabilities	28,619,201

Net assets	$176,570,008

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

74 Dynamic Risk Allocation Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$173,208,004

Undistributed net investment income (Note 1)	2,611,074

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(8,527,118)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,278,048

Total — Representing net assets applicable to capital shares outstanding	$176,570,008

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($18,581,901 divided by 1,695,188 shares)	$10.96

Offering price per class A share (100/94.25 of $10.96)*	$11.63

Net asset value and offering price per class B share ($2,668,802 divided by 247,979 shares)**	$10.76

Net asset value and offering price per class C share ($7,356,206 divided by 682,447 shares)**	$10.78

Net asset value and redemption price per class M share ($289,156 divided by 26,424 shares)	$10.94

Offering price per class M share (100/96.50 of $10.94)*	$11.34

Net asset value, offering price and redemption price per class R share
($109,525 divided by 10,020 shares)	$10.93

Net asset value, offering price and redemption price per class R6 share
($102,097,458 divided by 9,333,192 shares)	$10.94

Net asset value, offering price and redemption price per class Y share
($45,466,960 divided by 4,138,619 shares)	$10.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 75

Statement of operations Year ended 5/31/17

INVESTMENT INCOME

Interest (including interest income of $195,099 from investments in affiliated issuers) (Note 5)	$2,904,867

Dividends (net of foreign taxes paid and refunded of $62,460)	1,965,053

Securities lending (net of expenses) (Notes 1 and 5)	5,377

Total investment income	4,875,297

EXPENSES

Compensation of Manager (Note 2)	1,271,883

Investor servicing fees (Note 2)	190,167

Custodian fees (Note 2)	94,751

Trustee compensation and expenses (Note 2)	10,601

Distribution fees (Note 2)	165,664

Administrative services (Note 2)	5,090

Other	241,083

Fees waived and reimbursed by Manager (Note 2)	(394,460)

Total expenses	1,584,779

Expense reduction (Note 2)	(433)

Net expenses	1,584,346

Net investment income	3,290,951

Net realized gain on investments (Notes 1 and 3)	6,416,010

Net increase from payments by affiliates (Note 2)	1,227

Net realized loss on swap contracts (Note 1)	(2,335,601)

Net realized gain on futures contracts (Note 1)	1,989,974

Net realized loss on foreign currency transactions (Note 1)	(306,419)

Net realized loss on written options (Notes 1 and 3)	(231,676)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	718,051

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	6,267,633

Net gain on investments	12,519,199

Net increase in net assets resulting from operations	$15,810,150

The accompanying notes are an integral part of these financial statements.

76 Dynamic Risk Allocation Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/17	Year ended 5/31/16

Operations

Net investment income	$3,290,951	$3,206,666

Net realized gain (loss) on investments
and foreign currency transactions	5,533,515	(12,490,899)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,985,684	(2,173,716)

Net increase (decrease) in net assets resulting
from operations	15,810,150	(11,457,949)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(454,645)	(74,916)

Class B	(40,778)	—

Class C	(121,685)	—

Class M	(5,263)	—

Class R	(1,236)	—

Class R5	—	(74)

Class R6	(2,656,399)	(795,984)

Class Y	(1,214,828)	(179,166)

From net realized long-term gain on investments
Class A	—	(465,387)

Class B	—	(66,529)

Class C	—	(240,843)

Class M	—	(4,874)

Class R	—	(2,787)

Class R5	—	(215)

Class R6	—	(1,919,727)

Class Y	—	(1,049,399)

Decrease from capital share transactions (Note 4)	(11,669,627)	(19,667,807)

Total decrease in net assets	(354,311)	(35,925,657)

NET ASSETS

Beginning of year	176,924,319	212,849,976

End of year (including undistributed net investment
income of $2,611,074 and $3,525,943, respectively)	$176,570,008	$176,924,319

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

May 31, 2017	$10.28	.17	.76	.93	(.25)	—	(.25)	$10.96	9.18	$18,582	1.13	1.64	299[e]

May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	10.28	(5.14)	20,236	1.25	1.49	300[e]

May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	11.10	.53	28,223	1.41	.91	245[e]

May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117[f]

May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130[f,g]

Class B

May 31, 2017	$10.08	.09	.75	.84	(.16)	—	(.16)	$10.76	8.41	$2,669	1.88	.89	299[e]

May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	10.08	(5.91)	3,207	2.00	.75	300[e]

May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	10.94	(.26)	3,829	2.16	.17	245[e]

May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117[f]

May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130[f,g]

Class C

May 31, 2017	$10.09	.09	.75	.84	(.15)	—	(.15)	$10.78	8.42	$7,356	1.88	.88	299[e]

May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	10.09	(5.90)	9,659	2.00	.74	300[e]

May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	10.95	(.27)	15,125	2.16	.16	245[e]

May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[f]

May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130[f,g]

Class M

May 31, 2017	$10.27	.12	.75	.87	(.20)	—	(.20)	$10.94	8.63	$289	1.63	1.15	299[e]

May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	10.27	(5.63)	250	1.75	1.02	300[e]

May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	11.11	.01	336	1.91	.42	245[e]

May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117[f]

May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130[f,g]

Class R

May 31, 2017	$10.21	.15	.75	.90	(.18)	—	(.18)	$10.93	8.92	$110	1.38	1.40	299[e]

May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	10.21	(5.40)	135	1.50	1.17	300[e]

May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	11.02	.25	261	1.66	.66	245[e]

May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117[f]

May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130[f,g]

Class R6

May 31, 2017	$10.26	.22	.75	.97	(.29)	—	(.29)	$10.94	9.65	$102,097.75		2.04	299[e]

May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	10.26	(4.83)	96,118.81		2.17	300[e]

May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	11.10	.79	30,007	1.11	1.23	245[e]

May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117[f]

May 31, 2013†	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130[f,g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class Y

May 31, 2017	$10.30	.20	.77	.97	(.28)	—	(.28)	$10.99	9.56	$45,467.88		1.90	299[e]

May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	10.30	(4.94)	47,321	1.00	1.62	300[e]

May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	11.10	.79	135,058	1.16	1.17	245[e]

May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117[f]

May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130[f,g]

* Not annualized

† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

			Percentage of average net assets
	5/31/17	5/31/16	5/31/15	5/31/14	5/31/13

Class A	0.23%	0.17%	0.10%	0.10%	0.16%

Class B	0.23	0.17	0.10	0.10	0.16

Class C	0.23	0.17	0.10	0.10	0.16

Class M	0.23	0.17	0.10	0.10	0.16

Class R	0.23	0.17	0.10	0.10	0.16

Class R6	0.23	0.20	N/A	N/A	N/A

Class Y	0.23	0.17	0.10	0.10	0.16

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

May 31, 2014	212%

May 31, 2013	230

g Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 81

Notes to financial statements 5/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through May 31, 2017.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among classes in a manner intended to diversify the fund’s exposure to these different risk types, typically using leverage to adjust or increase the fund’s exposure to asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. In managing the fund’s assets, Putnam Management uses quantitative analysis, qualitative techniques and active trading strategies, which may introduce additional leverage. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

82 Dynamic Risk Allocation Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Risk Allocation Fund 83

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

84 Dynamic Risk Allocation Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s

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books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded

86 Dynamic Risk Allocation Fund

in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $45,190 at the close of the reporting period.

Dynamic Risk Allocation Fund 87

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,211,948 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,110,692 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $226,725 and the value of securities loaned amounted to $219,834.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

88 Dynamic Risk Allocation Fund

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$5,719,266	$—	$5,719,266

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,442,708 recognized during the period between November 1, 2016 and May 31, 2017 to its fiscal year ending May 31, 2018.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from nontaxable dividends, from realized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from security impairments, and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $289,014 to increase undistributed net investment income, $144 to increase paid-in capital and $289,158 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,428,344

Unrealized depreciation	(3,473,427)

Net unrealized appreciation	9,954,917

Undistributed ordinary income	3,772,318

Capital loss carryforward	(5,719,266)

Post-October capital loss deferral	(2,442,708)

Cost of federal income tax purposes	$188,725,098

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Dynamic Risk Allocation Fund 89

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.726% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $394,460 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,227 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$35,515	Class R	185

Class B	5,140	Class R6	48,997

Class C	15,858	Class Y	83,971

Class M	501	Total	$190,167

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $215 under the expense offset arrangements and by $218 under the brokerage/ service arrangements.

90 Dynamic Risk Allocation Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $132, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$48,476

Class B	1.00%	1.00%	28,051

Class C	1.00%	1.00%	86,583

Class M	1.00%	0.75%	2,051

Class R	1.00%	0.50%	503

Total			$165,664

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,212 and $80 from the sale of class A and class M shares, respectively, and received $993 and $203 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$452,923,929	$459,673,030

U.S. government securities (Long-term)	—	—

Total	$452,923,929	$459,673,030

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Risk Allocation Fund 91

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$123,879	$33,865

Options opened	901,924	262,241

Options exercised	—	—

Options expired	(719,922)	(199,973)

Options closed	(268,572)	(92,402)

Written options outstanding at the end of the reporting period	$37,309	$3,731

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	258,228	$2,736,926	180,818	$1,879,181

Shares issued in connection with
reinvestment of distributions	42,224	435,747	52,060	510,706

	300,452	3,172,673	232,878	2,389,887

Shares repurchased	(573,823)	(6,060,105)	(806,504)	(8,199,938)

Net decrease	(273,371)	$(2,887,432)	(573,626)	$(5,810,051)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,886	$112,780	23,542	$236,972

Shares issued in connection with
reinvestment of distributions	3,843	39,087	5,678	54,850

	14,729	151,867	29,220	291,822

Shares repurchased	(84,726)	(883,609)	(61,259)	(610,669)

Net decrease	(69,997)	$(731,742)	(32,039)	$(318,847)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	93,863	$982,467	74,427	$769,260

Shares issued in connection with
reinvestment of distributions	10,882	110,885	22,934	221,770

	104,745	1,093,352	97,361	991,030

Shares repurchased	(379,296)	(3,965,432)	(521,578)	(5,243,599)

Net decrease	(274,551)	$(2,872,080)	(424,217)	$(4,252,569)

92 Dynamic Risk Allocation Fund

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	3,323	$35,302	1,239	$12,540

Shares issued in connection with
reinvestment of distributions	509	5,263	496	4,874

	3,832	40,565	1,735	17,414

Shares repurchased	(1,735)	(18,164)	(7,637)	(82,260)

Net increase (decrease)	2,097	$22,401	(5,902)	$(64,846)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	3,531	$37,463	1,608	$16,154

Shares issued in connection with
reinvestment of distributions	93	957	262	2,561

	3,624	38,420	1,870	18,715

Shares repurchased	(6,815)	(71,573)	(12,328)	(126,837)

Net decrease	(3,191)	$(33,153)	(10,458)	$(108,122)

			PERIOD ENDED 5/31/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			29	289

			29	289

Shares repurchased			(1,077)	(10,335)

Net decrease			(1,048)	$(10,046)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	662,523	$7,012,621	7,119,700	$71,592,034

Shares issued in connection with
reinvestment of distributions	258,405	2,656,399	277,680	2,715,711

	920,928	9,669,020	7,397,380	74,307,745

Shares repurchased	(954,414)	(10,065,791)	(733,872)	(7,150,026)

Net increase (decrease)	(33,486)	$(396,771)	6,663,508	$67,157,719

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	578,921	$6,130,295	1,429,206	$14,870,635

Shares issued in connection with
reinvestment of distributions	115,333	1,191,390	118,797	1,167,773

	694,254	7,321,685	1,548,003	16,038,408

Shares repurchased	(1,148,165)	(12,092,535)	(9,121,084)	(92,299,453)

Net decrease	(453,911)	$(4,770,850)	(7,573,081)	$(76,261,045)

* Effective February 1, 2016, the fund terminated its class R5 shares.

Dynamic Risk Allocation Fund 93

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	5,408	54.0%	$59,109

Class R6	1,113	<0.1	12,176

At the close of the reporting period, two shareholders of record owned 16.4% and 40.3% respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$538,794	$9,836,629	$10,148,698	$4,773	$226,725

Putnam Money Market
Liquidity Fund**	—	4,699,077	4,699,077	276	—

Putnam Short Term
Investment Fund***	35,007,773	56,944,018	61,413,234	194,823	30,538,557

Totals	$35,546,567	$71,479,724	$76,261,009	$199,872	$30,765,282

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

*** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

94 Dynamic Risk Allocation Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$190,000

Purchased currency options (contract amount)	$950,000

Written equity option contracts (contract amount) (Note 3)	$54,000

Written currency options (contract amount) (Note 3)	$950,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$76,700,000

Centrally cleared interest rate swap contracts (notional)	$87,800,000

OTC total return swap contracts (notional)	$139,300,000

OTC credit default contracts (notional)	$14,600,000

Centrally cleared credit default contracts (notional)	$13,900,000

Warrants (number of warrants)	86,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES			LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$1,317,508*	Unrealized depreciation	$743,326*

Foreign
exchange contracts	Receivables	1,053,581	Payables	554,308

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,455,585*	Unrealized depreciation	435,569*

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,302,737*	Unrealized depreciation	4,356,038*

Total		$6,129,411		$6,089,241

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 95

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$675,750	$675,750

Foreign exchange
contracts	—	39,195	—	(254,308)	—	$(215,113)

Equity contracts	67,237	(2,161,726)	1,559,395	—	445,713	$(89,381)

Interest rate contracts	—	—	430,579	—	(3,457,064)	$(3,026,485)

Total	$67,237	$(2,122,531)	$1,989,974	$(254,308)	$(2,335,601)	$(2,655,229)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$325,859	$325,859

Foreign exchange
contracts	—	—	—	714,340	—	$714,340

Equity contracts	25,001	199,014	33,587	—	664,478	$922,080

Interest rate contracts	—	—	(41,228)	—	3,741,637	$3,700,409

Total	$25,001	$199,014	$(7,641)	$714,340	$4,731,974	$5,662,688

96 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 97

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$72,200	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$72,200

OTC Total return swap contracts*#	565,573	—	—	237,493	—	41,020	—	2,646	13,565	—	—	—	—	—	860,297

OTC Credit default contracts*#	—	—	—	—	42,509	16,295	—	—	14,293	—	—	—	—	—	73,097

Centrally cleared credit
default contracts§	—	—	1,797	—	—	—	—	—	—	—	—	—	—	—	1,797

Futures contracts§	—	—	—	—	—	—	—	—	—	27,140	—	—	—	—	27,140

Forward currency contracts #	83,870	58,782	—	93,492	29,388	44,279	30,203	492,198	—	—	83,461	19,278	116,694	1,936	1,053,581

Purchased options**#	—	—	—	200,986	—	—	—	365,489	—	—	—	—	—	—	566,475

Total Assets	$649,443	$58,782	$73,997	$531,971	$71,897	$101,594	$30,203	$860,333	$27,858	$27,140	$83,461	$19,278	$116,694	$1,936	$2,654,587

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	4,641	—	—	—	—	—	—	—	—	—	—	—	4,641

OTC Total return swap contracts*#	875,569	154,319	—	40,873	1,931,188	—	—	1,048,470	—	—	—	—	—	—	4,050,419

OTC Credit default contracts*#	—	475,793	—	—	79,483	46,986	—	—	89,791	—	—	—	—	—	692,053

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	54,069	—	—	—	—	54,069

Forward currency contracts #	51,451	28,080	—	108,250	11,469	33,164	12,692	76,468	—	—	70,335	71,469	83,005	7,925	554,308

Written options #	—	—	—	7,032	—	—	—	—	—	—	—	—	—	—	7,032

Total Liabilities	$927,020	$658,192	$4,641	$156,155	$2,022,140	$80,150	$12,692	$1,124,938	$89,791	$54,069	$70,335	$71,469	$83,005	$7,925	$5,362,522

Total Financial and Derivative
Net Assets	$(277,577)	$(599,410)	$69,356	$375,816	$(1,950,243)	$21,444	$17,511	$(264,605)	$(61,933)	$(26,929)	$13,126	$(52,191)	$33,689	$(5,989)	$(2,707,935)

Total collateral received (pledged)†##	$(234,742)	$(574,372)	$—	$311,000	$(1,927,919)	$21,444	$—	$(264,605)	$—	$—	$—	$—	$—	$—

Net amount	$(42,835)	$(25,038)	$69,356	$64,816	$(22,324)	$—	$17,511	$—	$(61,933)	$(26,929)	$13,126	$(52,191)	$33,689	$(5,989)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

98 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 99

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

100 Dynamic Risk Allocation Fund

Federal tax information (Unaudited)

The fund designated 15.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 27.94%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Dynamic Risk Allocation Fund 101

102 Dynamic Risk Allocation Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2017, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Risk Allocation Fund 103

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

104 Dynamic Risk Allocation Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Risk Allocation Fund 105

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Fund
Capital Spectrum Fund	Income Fund
Emerging Markets Equity Fund	Money Market Fund†
Equity Spectrum Fund	Short Duration Income Fund
Europe Equity Fund	U.S. Government Income Trust
Global Equity Fund
International Capital Opportunities Fund	Tax-free Income
International Equity Fund	AMT-Free Municipal Fund
Investors Fund	Intermediate-Term Municipal Income Fund
Low Volatility Equity Fund	Short-Term Municipal Income Fund
Multi-Cap Core Fund	Tax Exempt Income Fund
Research Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Convertible Securities Fund	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

106 Dynamic Risk Allocation Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Financials Fund	conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady® 2060 Fund
Global Natural Resources Fund	RetirementReady® 2055 Fund
Global Sector Fund	RetirementReady® 2050 Fund
Global Technology Fund	RetirementReady® 2045 Fund
Global Telecommunications Fund	RetirementReady® 2040 Fund
Global Utilities Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Asset Allocation	RetirementReady® 2025 Fund
George Putnam Balanced Fund	RetirementReady® 2020 Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 107

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
Independent Registered	Robert T. Burns	Vice President, Director of
Public Accounting Firm	Vice President and	Proxy Voting and Corporate
KPMG LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

108 Dynamic Risk Allocation Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN735 306606 7/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2017	$80,256	$ —	$5,150	$ —
May 31, 2016	$70,901	$ —	$5,000	$ —

For the fiscal years ended May 31, 2017 and May 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,150 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2017	$ —	$ —	$ —	$ —

May 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017